                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------


Dear Policyholders:


We are pleased to provide you with the Semi-Annual Report of The OFFIT Variable Insurance Fund, Inc. for June 30, 2002. As of June 30, 2002 the Funds various investment portfolios have assets in excess of $69.8 million.


The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager are part of this Semi-Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.


We value your investment in The OFFIT Variable Insurance Fund, Inc. and welcome any questions or comments you may have.


Sincerely,

/s/ F. Daniel Prickett
F. Daniel Prickett


July 31, 2002

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

                  HISTORICAL PERFORMANCE - AS OF JUNE 30, 2002

--------------------------------------------------------------------------------

                                                                                                                    SINCE
                                                                          1 YR       3 YRS         5 YRS          INCEPTION
                                                                          ----       -----         -----          ---------
OFFIT VIF - HIGH YIELD FUND (Inception: 4/1/96)                           1.49%       1.36%        3.11%            5.12%
Merrill Lynch All High Yield Bond Index                                  (3.08)      (0.80)        1.88             3.91
Lipper High Current Yield Funds                                          (3.77)      (3.53)       (0.29)            2.32

OFFIT VIF - EMERGING MARKETS BOND FUND(1) (Inception: 8/28/96)          (11.07%)      6.40%        1.89%            4.02%
Composite Index: 50% JPM EMBI+/50% JPM LEI                              (12.43)       4.79         2.96             5.90
Lipper Emerging Markets Debt Funds                                        4.55       11.39         4.01             8.62
JPM EMBI Global                                                          (3.34)       9.72         5.50             9.04
Composite Index: 50% EMBI+/50% LEI, JPM EMBIG                           (11.14)       5.35         3.34             5.88

OFFIT VIF - DJG VALUE EQUITY FUND (Inception: 4/11/97)                  (14.61%)     (0.27%)       5.79%            8.42%
S&P 500 Index                                                           (17.99)      (9.18)        3.67             6.69
Russell Midcap Value Index                                                1.92        5.17         9.09            11.16

OFFIT VIF - U.S. SMALL CAP FUND (Inception: 4/11/97)                    (14.38%)      5.44%        9.43%           11.19%
Russell 2000 Index                                                       (8.60)       1.67         4.44             7.23
S&P 500 Index                                                           (17.99)      (9.18)        3.67             6.69

OFFIT VIF - U.S. GOVERNMENT SECURITIES FUND (Inception: 4/1/99)           7.29%       7.38%                         6.43%
Merrill Lynch 1-10 Year U.S. Tsy/Agy Index                                8.47        7.76                          6.56
Merrill Lynch 5 Year Treasury Index                                       8.96        7.65                          6.08
Lipper Intermediate U.S. Government Funds                                 7.74        7.02                          6.10

OFFIT VIF - TOTAL RETURN FUND (Inception: 6/30/98)                        7.21%       5.89%                         4.33%
Lehman Brothers Aggregate Bond Index                                      8.63        8.11                          6.84


(1) Effective June 1, 2002, the VIF-Emerging Markets Bond Fund has further diversified across three global emerging markets regions namely: Latin America, Europe, Middle East and Africa (EMEA), and Asia. To reflect this change, the benchmark from June 1, 2002 forward is 100% J.P. Morgan Emerging Markets Bond Index Global (EMBIG).


OFFITBANK, a Wachovia company, is investment manager for the Fund. The Fund is not an obligation of OFFITBANK nor is it FDIC insured. The prospectus containing more complete information regarding the Fund's investment strategy as well as risk factors is available upon request and should be read carefully before you invest. Performance data quoted represents past performance and the investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. Average annual total return assumes reinvestment of dividends and distributions and reflects the effect of certain fee waivers. The Funds are distributed by OFFIT Funds Distributor, Inc.

                                      OFFIT
                               VIF-HIGH YIELD FUND
--------------------------------------------------------------------------------

The Fund's net investment return for the first half of 2002 after all fees and expenses was -0.07%. For comparative purposes, the Fund outperformed the Lipper High Current Yield Fund Average return of -3.77%. The June 30, 2002 net asset value of $8.04 was 3.7% lower than the $8.35 prior year value. The net assets of the Fund at June 30, 2002 were $22.9 million and the 30-day SEC yield was 8.28%.

In the financial markets, the optimism of the first quarter gave way to increasing pessimism as the second quarter progressed. Although there was a small deterioration in economic expectations, the main driver appears to have been the drumbeat of announcements regarding fraud and accounting irregularities at major corporations. This has naturally led to a loss of investor confidence, which is reflected in recent market movements. Although exposure of fraud and large-scale accounting irregularities is "normal" after a bubble bursts, that is no consolation to investors whose trust has been abused. Consequently, a rise in risk-averse behavior is to be expected. In fact, over the near term, the flight to quality is likely to continue. As evidence of this, the ten-year Treasury bond yield is now well below 5%, a level not seen on a sustained basis since 1965. Also, economists are lowering their GDP estimates, providing evidence they believe the cautious tone of the financial markets is spilling over to the real economy. While we believed early on that GDP estimates were too optimistic, all of this may now add up to a "muddle-through" economic environment more friendly to our upper-tier strategy.

The year started well for high yield with positive returns and momentum in the first quarter and into April. May turned slightly negative as Adelphia Communications captured headlines with their apparent fraudulent behavior that subsequently raised questions on the safety and stability of the cable sector. By June, WorldCom had joined the ranks of fallen angels and was added to a number of high yield indices. Shortly thereafter, WorldCom disclosed large-scale accounting irregularities, their bonds plummeted, and high yield returns for June were dragged sharply lower. Sector selection proved very material during the quarter as telecommunications, towers, cable, and independent power producers materially underperformed as a result of pressure from nervous investors. A number of other sectors, however, faired very well including lodging, capital goods, metals and consumer products.

Away from the perils of fraud and poor accounting, the underlying high yield market was, and is, basically healthy. New issues came at a steady pace throughout the first half and totaled $41 billion. Mutual fund flows were positive up until late May, turned negative into June, and are still up a positive $6 billion this year. Mutual funds appear to have excess cash on hand, funds that could spark a rally. Additionally, defaults of original issue high yield securities continue to slow as the cleansing process winds down. Market spreads narrowed about 100 basis points through May but widened back out to 750-800 basis points in June as a result of troubles at WorldCom and other fallen angels. As a number of these fallen angels default, reported high yield spreads should tighten. The positive yield curve, easy monetary policy, and fiscal stimulus will also help spreads to tighten.

Several noteworthy developments occurred during the first half that affected the portfolio. There was a marked pickup in bond calls and tenders as companies proactively sought to retire high cost debt through either lower cost debt alternatives or asset sale proceeds. In almost all instances bonds were retired at premiums to face amount. Called bonds include Fresenius Medical Care, ISP Holdings and a Sinclair Broadcasting note. Tendered bonds included several long-held investments such as Prime Hospitality, Sun International and two John
Q. Hammons Hotels issues. Disappointing events included substantially lower valuations for cable companies as a result of the bankruptcy of a large domestic multi-system operator and accounting uncertainty. The wireless telecommunications industry continues to experience increased competition and slower subscriber growth which muted performance in that sector. Positively, oil refining credits were boosted by stronger margins as light product inventories fell, eliminating the overhang of product stock. Also, the transportation industry continued to rebound from depressed levels of late last year.

                                      OFFIT
                               VIF-HIGH YIELD FUND
--------------------------------------------------------------------------------

We continue to focus on the better-quality sector of the high yield market and have made a conscious effort to maintain a higher-quality diversified portfolio. We upgraded and consolidated the portfolio during the first half by eliminating 23 issues on a net basis. Several core holdings trading at tight spreads were either sold or reduced including Lear Corp., Office Depot and Tricon Global Restaurants. Additionally, we sold our holdings in the secured bank debt of Eurotunnel. We also established new positions at discounts to face value in former investment-grade companies such as Royal Caribbean and Starwood Hotels & Restaurants. A former holding, Park Place Entertainment, was also added based on relative value. Approximately 56% of the holdings in the Fund are rated Ba3 or better by Moody's or BB- or better by Standard & Poor's. In keeping with our cautious view, we upgraded quality from about 53% double-B at year-end. The Fund is well diversified, with 75 issues. Our immediate goal is to enhance the current yield of the Fund while maintaining its higher-quality focus. We continue to believe that better-quality high yield credits will outperform fixed income alternatives over time.



J. William Charlton                                              Thomas M. Dzwil
Joseph L. Mirsky
August 6, 2002

                                      OFFIT
                               VIF-HIGH YIELD FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


                                                                          SHARES OR
                                                                          PRINCIPLE               MARKET
                                                                            AMOUNT                VALUE
-----------------------------------------------------------------------------------------------------------
CORPORATE BONDS (88.9%)

 AUTOMOTIVE (1.8%)
  Exide Corp. Sr Notes, 10.00%, 04/15/05                                 $ 350,000 (3)        $      56,000
  Federal-Mogul Corp. Notes, 7.875%, 07/01/10                              300,000 (3)               66,000
  Hayes Lemmerz International Inc. Sr Sub Notes, 9.125%, 07/15/07          300,000 (3)               33,000
  Lear Corp. Sr Notes, 8.11%, 05/15/09                                     250,000                  256,250
                                                                                              -------------
                                                                                                    411,250
                                                                                              -------------
 BROADCAST/MEDIA (2.7%)
  Echostar Corp. Sr Notes, 9.25%, 02/01/06                                 300,000                  277,500
  Quebecor Media Inc. Sr Notes, 11.125%, 07/15/11                          350,000                  346,500
                                                                                              -------------
                                                                                                    624,000
                                                                                              -------------
 CABLE (4.7%)
  Charter Communications Holdings Sr Notes, 8.625%, 04/01/09               300,000                  198,000
  CSC Holdings Inc. Sr Notes, 7.625%, 04/01/11                             500,000                  400,000
  Mediacom LLC Capital Corp. Sr Notes, 9.50%, 01/15/13                     300,000                  252,000
  Olympus Communcations L.P. Sr Notes, 10.625%, 11/15/06                   300,000                  231,000
                                                                                              -------------
                                                                                                  1,081,000
                                                                                               ------------
 CHEMICAL (6.2%)
  Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05                    500,000 (3)                2,500
  Huntsman International LLC Sr Notes, 9.875%, 03/01/09                    250,000 (1)              250,000
  Lyondell Chemical Co. Sr Secured Notes, 9.625%, 05/01/07                 400,000                  382,000
  Macdermid Inc., 9.125%, 07/15/11                                         300,000                  315,000
  Millenium America Inc. Sr Notes, 9.25%, 06/15/08                         250,000                  257,500
  Terra Industries Inc. Sr Notes, 10.50%, 06/15/05                         250,000                  220,000
                                                                                              -------------
                                                                                                  1,427,000
                                                                                              -------------
 CONSUMER GROUPS (9.7%)
  Chiquita Brands International Inc. Sr Notes, 10.56%, 03/15/09            175,000                  181,125
  Constellation Brands Inc., 8.125%, 01/15/12                              250,000                  258,750
  Fisher Scientific International Inc. Sr Sub Notes, 9.00%, 02/01/08       250,000                  257,500
  Fleming Companies Inc. Sr Sub Notes, 9.875%, 05/01/12                    350,000 (1)              336,000
  Playtex Products Inc. Sr Sub Notes, 9.375%, 06/01/11                     350,000                  372,750
  Protection One Alarm Sr Notes, 7.375%, 08/15/05                          250,000                  217,500
  Royal Carribean Cruises Sr Notes, 8.75%, 02/02/11                        250,000                  237,500
  Service Corp. International Notes, 6.00%, 12/15/05                       420,000                  378,000
                                                                                              -------------
                                                                                                  2,239,125
                                                                                              -------------




    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-HIGH YIELD FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                                           SHARES OR
                                                                           PRINCIPLE                 MARKET
                                                                             AMOUNT                  VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

 FINANCIAL SERVICES/INSURANCE (3.7%)
  Presidential Life Corp. Sr Notes, 7.875%, 02/15/09                     $   350,000              $   350,000
  Western Financial Bank - FSB Sub Debs., 9.625%, 05/15/12                   500,000                  495,000
                                                                                                  ------------
                                                                                                      845,000
                                                                                                  ------------
 FOREST & PAPER PRODUCTS (1.9%)
  Stone Container Finance Corp. Sr Notes, 11.50%, 08/15/06                395,000.00  (1)             426,600
                                                                                                  ------------
 GENERAL INDUSTRIES/MANUFACTURING (4.1%)
  Allied Waste North America Sr Notes, 7.625%, 01/01/06                      250,000                  241,875
  Owens-Brockway Glass Container Sr Secured Notes, 8.875%, 02/15/09          200,000 (1)              200,000
  Sequa Corp. Sr Notes, 9.00%, 08/01/09                                      250,000                  250,000
  Williams Scotsman Inc. Sr Notes, 9.875%, 06/01/07                          250,000                  240,000
                                                                                                  ------------
                                                                                                      931,875
                                                                                                  ------------
 HEALTH CARE (2.4%)
  Healthcare Realty Trust Sr Notes, 8.125%, 05/01/11                         350,000                  356,387
  Medaphis Corp. Sr Notes, 9.50%, 02/15/05                                   200,000                  194,000
                                                                                                  ------------
                                                                                                      550,387
                                                                                                  ------------
 HOTELS & GAMING (8.0%)
  Felcor Suites L.P. Sr Notes, 7.625%, 10/01/07                              320,000                  307,200
  HMH Properties Sr Notes, 7.875%, 08/01/08                                  300,000                  287,250
  ITT Corp. Debs., 7.375%, 11/15/15                                          250,000                  229,762
  Mandalay Resort Group Sr Sub Notes, 9.375%, 02/15/10                       250,000                  260,000
  Park Place Entertainment Corp. Sr Sub Notes, 8.125%, 05/15/11              250,000                  248,750
  Prime Hospitality Corp. Sr Sub Notes, 8.375%, 05/01/12                     250,000 (1)              249,375
  Sun International Hotels Ltd. Sr Sub Notes, 8.875%, 08/15/11               250,000 (1)              255,000
                                                                                                  ------------
                                                                                                    1,837,337
                                                                                                  ------------
 METALS & MINING (6.6%)
  AK Steel Corp., 7.75%, 06/15/12                                            250,000 (1)              248,750
  AK Steel Corp. Sr Notes, 9.125%, 12/15/06                                  400,000                  419,000
  Centaur Mining Exploration Sr Secured Notes, 11.00%, 12/01/07              250,000 (3)               15,000
  Glencore Nickel Pty Ltd. Sr Secured Bonds, 9.00%, 12/01/14                 400,000 (3)              108,000
  Great Central Mines Ltd. Sr Notes, 8.875%, 04/01/08                        500,000                  510,000
  National Steel Corp. First Mtg. Bonds, 8.375%, 08/01/06                    548,000 (3)              202,760
                                                                                                  ------------
                                                                                                    1,503,510
                                                                                                  ------------




    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-HIGH YIELD FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                                                SHARES OR
                                                                                PRINCIPLE                MARKET
                                                                                  AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

 OIL/GAS (7.7%)
  Frontier Oil Corp. Sr Notes, 11.75%, 11/15/09                                 $ 300,000            $     319,500
  Giant Industries Services Inc. Sr Sub Notes, 9.00%, 09/01/07                    400,000                  376,000
  KCS Energy Inc. Series B, 11.00%, 01/15/03                                      435,000                  435,000
  Nuevo Energy Co. Sr Sub Notes, 9.50%, 06/01/08                                  400,000                  408,000
  Tesoro Petroleum Corp. Sr Sub Notes, 9.625%, 04/01/12                           250,000 (1)              233,750
                                                                                                     --------------
                                                                                                         1,772,250
                                                                                                     --------------
 REAL ESTATE (6.6%)
  CB Richard Ellis Services Sr Sub Notes, 11.25%, 06/15/11                        300,000                  276,000
  Developers Diversified Realty Sr Notes, 7.50%, 07/15/18                         560,000                  495,342
  LNR Property Corp. Sr Sub Notes, 9.375%, 03/15/08                               250,000                  247,500
  Tanger Properties L.P. Sr Notes, 7.875%, 10/24/04                               250,000                  250,928
  Toll Corp. Sr Sub Notes, 8.00%, 05/01/09                                        250,000                  250,000
                                                                                                     --------------
                                                                                                         1,519,770
                                                                                                     --------------
 RETAIL (3.1%)
  Saks Inc. Notes, 9.875%, 10/01/11                                               150,000  (1)             158,250
  The Pep Boys-Manny Moe & Jack Medium Term Notes, 6.75%, 03/10/04                250,000                  243,750
  Zale Corp. Sr Notes, 8.50%, 10/01/07                                            300,000                  313,500
                                                                                                     --------------
                                                                                                           715,500
                                                                                                     --------------
 TELECOMMUNICATIONS-WIRELESS (5.9%)
  Centennial Cellular Communications Sr Sub Notes, 10.75%, 12/15/08               500,000                  240,000
  Millicom International Cellular Sr Discount Notes, 13.50%, 06/01/06             250,000                   87,500
  Nextel Communications Sr Discount Notes, 0/10.65%, 09/15/07                     350,000 (2)              190,750
  Nextel Communications Sr Discount Notes, 0/9.75%, 10/31/07                      300,000 (2)              147,000
  Panamsat Corp., 8.50%, 02/01/12                                                 250,000 (1)              231,933
  Rogers Cantel Inc. Sr Secured Debs., 9.375%, 06/01/08                           250,000                  192,500
  Rogers Cantel Inc. Sr Sub Notes, 8.80%, 10/01/07                                350,000                  259,000
                                                                                                     --------------
                                                                                                         1,348,683
                                                                                                     --------------
 TELECOMMUNICATIONS-WIRELINE (2.0%)
  Alaska Communications Sr Sub Notes, 9.375%, 05/15/09                            500,000                  452,500
                                                                                                     --------------
 TRANSPORTATION (1.8%)
  Piedmont Aviation Inc. Equipment Trust Certificates, 9.80%, 05/08/04            261,000                  203,580
  U.S. Airways Inc. Equipment Trust Pass Through Certificates, 9.625%, 09/01      268,000                  209,040
                                                                                                     --------------
                                                                                                           412,620
                                                                                                     --------------




    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-HIGH YIELD FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                                              SHARES OR
                                                                              PRINCIPLE                MARKET
                                                                                AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

 UTILITIES (10.0%)
  AES Eastern Energy Pass Through Certificates, 9.00%, 01/02/17               $  500,000           $      491,900
  Caithness Coso Funding Corp. Sr Secured Notes, 9.05%, 12/15/09                 485,628                  495,341
  Calpine Corp. Sr Notes, 8.50%, 02/15/11                                        500,000                  330,000
  Edison Mission Energy Sr Notes, 9.875%, 04/15/11                               350,000                  344,750
  Mirant Americas Generation Sr Notes, 8.30%, 05/01/11                           200,000                  172,000
  Pacific Gas & Electric Corp., 7.25%, 08/01/26                                  500,000                  460,000
                                                                                                   --------------
                                                                                                        2,293,991
                                                                                                   --------------
  TOTAL CORPORATE BONDS (COST $23,550,932)                                                             20,392,398
                                                                                                   --------------
COMMON STOCKS (2.0%)

 CONSUMER GROUPS (2.0%)
  Chiquita Brands International Inc.                                              24,929                  448,722
                                                                                                   --------------
 HEALTH CARE (0.0%)
  Sun Healthcare Group Inc.                                                          244                    3,935
                                                                                                   --------------
  TOTAL COMMON STOCKS (COST $887,566)                                                                     452,657
                                                                                                   --------------
RIGHTS/WARRANTS (0.0%)

 HEALTH CARE (0.0%)
  Sun Healthcare Group Inc.                                                          612                        0
                                                                                                   --------------
  TOTAL RIGHTS/WARRANTS (COST $0)                                                                               0
                                                                                                   --------------
REPURCHASE AGREEMENT (7.3%)

  Bank of New York Repurchase Agreement, 1.80%, 07/01/02 (dated 6/28/02;
  proceed $1,668,550 collateralized by $1,610,000 Federal Home Loan
  Mortgage Corporation, 7.00% due 02/15/03, valued at $1,709,871).             1,668,300                1,668,300
                                                                                                   --------------
  TOTAL REPURCHASE AGREEMENT (COST $1,668,300)                                                          1,668,300
                                                                                                   --------------
MONEY MARKET (0.0%)
  Bank of New York Cash Reserve                                                       78                       78
                                                                                                   --------------
  TOTAL MONEY MARKET (COST $78)                                                                                78
                                                                                                   --------------
  TOTAL INVESTMENTS (COST $26,106,876) (+) -- 98.2%                                                    22,513,433
  OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%                                                             428,181
                                                                                                   ==============
  TOTAL NET ASSETS -- 100.0%                                                                       $   22,941,614
                                                                                                   ==============





    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-HIGH YIELD FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


--------------------------------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

       Unrealized appreciation                      $ 601,423
       Unrealized depreciation                     (4,194,866)
                                               ==============
       Net unrealized depreciation             $   (3,593,443)
                                               ==============

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Step-up Bond.
(3) Security in Default.












    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                            VIF-EMERGING MARKETS FUND
--------------------------------------------------------------------------------


For the quarter ending June 30, 2002, the VIF-Emerging Markets Fund had a return of -9.12%, while our linked benchmark index (see Addendum) had a return of -5.59%. Brazil dominated developments during the quarter. Concerns about the October presidential elections caused the Brazil EMBI Global sub-index to fall almost 25% for the quarter. By the end of June, Brazil's problems and falling equity markets had cast a pall over all riskier assets. Consequently, other emerging markets, which had held up well through May, turned down in June. The Mexico EMBI Global sub-index was down 1.4% for the month, while Russia was off 1.3%. For the first half of the year, the Fund had a return of -6.64%, while our linked benchmark had a return of -0.44%.


                                [GRAPHIC OMITTED]


                                Second quarter          1 year          3 years         5 years         Since inception
                                --------------          ------          -------         -------         ---------------
VIF EMG Fund                        -9.12%              -11.07%           6.4%           1.89%               4.02%
Linked Benchmark Index              -5.59%              -11.14%          5.35%           3.34%               5.88%


THE BIG CONCERN IN BRAZIL IS THE SUBSTANTIAL LEAD IN THE PRESIDENTIAL POLLS HELD BY LULA, THE WORKERS' PARTY CANDIDATE. In the past, Lula advocated restructuring the country's debt, so when he began to widen his lead in April, the Brazilian market sold off. Although Serra, the government's candidate, narrowed the gap in June, the damage was done. We believe there is still a good chance that Serra will close the remaining gap. The campaign did not begin in earnest until July. Serra has used less of his free TV time than Lula, and has twice as much time available, since he is backed by two major parties. In addition, this is the fourth time Lula has run for president. The previous three times, Lula started strong and then faded as the election approached; on all three tries, Lula finished well behind the eventual winner.

THE FUND'S OTHER LARGE EXPOSURE IS IN MEXICO. Despite some weakness in June, Mexican sovereign bonds had a positive return for the quarter. However, corporate bonds had a loss. In the last two weeks of June, Mexican corporates fell nearly 6% on average. This appears to have been caused by market liquidity problems as a result of U.S. market turmoil rather than changes in Mexican issuer performance.

DURING THE QUARTER, WE MADE A MEANINGFUL CHANGE IN THE FUND'S STRATEGY. For years, the Fund has focused on Latin corporate bonds. However, with the removal of Argentina from our universe, the Fund's Latin corporate focus left it with large concentrations in Brazil and Mexico--30% and 50% in each case. Given the volatility of individual country performance, we felt this concentration did not provide sufficient diversification. Consequently, we took two steps to improve the Fund's composition.

FIRST, WE INCREASED DIVERSIFICATION BY COUNTRY. We reduced exposure in Mexico and Brazil from a combined 83% to 44%, spreading the remainder across 13 countries, the largest of which are Russia, the Philippines, Malaysia, Chile, and Poland. We believe this action will make the Fund less vulnerable to problems in any one country. In fact, given Brazil's poor performance in June, we believe the Fund's return would have been about 3% worse if we had not reduced its holdings in Brazil.

                                      OFFIT
                            VIF-EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SECOND, WE IMPROVED THE LIQUIDITY OF THE FUND'S HOLDINGS. As part of the shift, we increased sovereign bonds from 31% to 41% of holdings. Sovereign bonds are usually more liquid than corporates. We took this step for two reasons. First, in some countries there are no suitable corporate bonds. Second, because we are investing in more countries, we must adjust the relative weightings among countries on a frequent basis, and the more-liquid sovereign bonds are better for this purpose. Sovereign bonds may eventually become a majority of the Fund's holdings.

In conjunction with this change, we also changed the Fund's benchmark index (see Addendum). The new benchmark, which took effect on June 1, is J.P. Morgan's Emerging Markets Bond Index--Global. EMBI Global is the broadest index available, covering $200 billion of bonds in 33 countries.

DESPITE THESE CHANGES, WE DID NOT CHANGE THE TWO CHARACTERISTICS THAT MAKE THE FUND UNIQUE: the emphasis on top-down sovereign analysis, and the use of corporate bonds to improve returns and diversify within countries. The use of a 33-country index does not mean we will invest in 33 countries without consideration of the fundamentals in those countries. In fact, at present we invest in only 16 countries. This decision is based first on whether a country has good prospects for sustainable economic improvement, and second on the return relative to the risk. Corporate bonds will remain a significant part of the Fund. It appears that over long periods of time, corporate bonds generate returns about 1% higher per year than same-country sovereigns. Consequently, we will use corporates in those countries where reasonable quality credits are available and where we do not require the higher liquidity of sovereigns.

At quarter-end, the Fund had a 30-day SEC yield of 11.24% and a current yield of 9.73%. The average duration was 4.63 years, and the average maturity was 6.96 years. The Net Asset Value per share at June 30th was $6.78. The Fund remains invested solely in dollar-denominated bonds. Approximately 51% of the Fund was invested in corporate bonds, with the remainder in government bonds and cash. The breakdown of the portfolio by country of issuer and credit rating is shown in the charts below.


                              [PIE CHARTS OMITTED]


Russia ........................ 19%            B ....................... 47%
Brazil ........................ 22%            BB ...................... 32%
Mexico ........................ 22%            BBB ..................... 21%
Cash ..........................  6%
Others ........................ 13%
Pol. ..........................  4%
Chile .........................  4%
Malay. ........................  5%
Phil. .........................  5%



Scott McKee
August 6, 2002

                                      OFFIT
                            VIF-EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                 ADDENDUM: CHANGING THE FUND'S BENCHMARK INDEX

In recent years, the emerging bond markets outside Latin America have grown dramatically, and now represent more than half of the investment universe. However, the Fund's prior benchmark, 50% J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) and 50% J.P. Morgan Latin Eurobond Index (LEI), does not reflect this expansion of the market. As shown in the chart on the left, the 50/50 benchmark remains concentrated in Latin America. Mexican bonds alone are one-third of the old benchmark, and Latin bonds in total are nearly 80%. Consequently, in order to use a benchmark that better reflects the market, and to match the Fund's current investment strategy, we elected to change the benchmark to the J.P. Morgan Emerging Markets Bond Index--Global (EMBI Global). As shown in the chart on the right, Latin bonds are only about half of the EMBI Global, while bonds from countries in the EMEA region (Europe, Middle East, and Africa) and Asia are better represented.


                              [PIE CHARTS OMITTED]


50% EMBI+ / 50% LEI COMPOSITION                     EMBI GLOBAL COMPOSITION

Russia .................... 10%                 Russia .................... 15%
Other EMEA ................  7%                 Other EMEA ................ 16%
Asia ......................  4%                 Asia ...................... 17%
Mexico .................... 34%                 Mexico .................... 20%
Other Latins .............. 45%                 Other Latins .............. 32%


As a result of this change in the benchmark, we will report benchmark performance in three ways for the next year. We will show the performance of the prior benchmark (50% EMBI+/50% LEI), the new benchmark (EMBI Global), and a linked index, which will be the 50/50 index from inception through May 31 this year, and the EMBI Global from June 1 to date. The chart on the front page of this letter shows the Fund's performance relative to the linked index. The chart below shows the Fund's performance relative to all three indices.


                              [BAR CHART OMITTED]


                                        Second quarter          1 year          3 years         5 years         Since inception
                                        --------------          ------          -------         -------         ---------------
Offit VIF Emerging Markets Fund             -9.12%              -11.07%           6.4%            1.89%               4.02%
50/50 (prior benchmark)                      -7.2%              -12.43%          4.79%            2.96%                5.9%
EMBI Global (new benchmark)                 -4.61%               -3.34%          9.72%             5.5%               9.04%
Linked index                                -5.59%              -11.14%          5.35%            3.34%               5.88%

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


                                                                      SHARES OR
                                                                      PRINCIPLE              MARKET
                                                                        AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS (46.8%)

 BEVERAGES NON-ALCOHOLIC (7.4%)
  BRAZIL (3.4%)
   CIA Brasileira De Bebida, 10.50%, 12/15/11                         $ 300,000         $       225,000
                                                                                        ---------------
  CHILE (4.0%)
   Embotelladora Arica S.A., 9.875%, 03/15/06                           250,000 (1)             261,622
                                                                                        ---------------
                                                                                                486,622
                                                                                        ---------------
 CABLE & SATELLITE (2.9%)
  MEXICO (2.9%)
   Innova S.de R.L., 12.875%, 04/01/07                                  250,000                 195,000
                                                                                        ---------------
 ELECTRONICS (2.6%)
  TURKEY (2.6%)
   Vestel Electronics, 11.50%, 05/14/07                                 200,000                 170,000
                                                                                        ---------------
 INDUSTRIAL (4.0%)
  BRAZIL (4.0%)
   Vicap S.A., 11.375%, 05/15/07                                        300,000                 261,000
                                                                                        ---------------
 MEDIA (4.3%)
  BRAZIL (1.4%)
   Globo Communicacoes Participacoes, 10.625%, 12/05/08                 250,000                  90,000
                                                                                        ---------------
  MEXICO (2.9%)
   TV Azteca S.A. de C.V. Sr Notes, Series B, 10.50%, 02/15/07          200,000                 194,000
                                                                                        ---------------
                                                                                                284,000
                                                                                        ---------------
 OIL/GAS (11.4%)
  BRAZIL (6.8%)
   Cia Petrolifera Marlim, 12.25%, 09/26/08                             500,000                 450,000
                                                                                        ---------------
  MALAYSIA (4.6%)
   Petronas Capital Ltd, 7.00%, 05/22/12                                300,000                 304,453
                                                                                        ---------------
                                                                                                754,453
                                                                                        ---------------
 PACKAGING (0.9%)
  MEXICO (0.9%)
   Corporacion Durango S.A de C.V., 13.125%, 08/01/06                    72,000                  61,200
                                                                                        ---------------
 RETAIL (4.3%)
  MEXICO (4.3%)
   Grupo Elektra S.A. de C.V., 12.00%, 04/01/08                         300,000                 285,000
                                                                                        ---------------
 TELECOMMUNICATIONS (9.0%)
  BRAZIL (3.8%)
   Comtel Brasileira Ltd., 10.75%, 09/26/04                             350,000                 248,500
                                                                                        ---------------
  MEXICO (2.3%)
   Grupo Iusacell S.A. de C.V., 14.25%, 12/01/06                        200,000                 150,000
                                                                                        ---------------




    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                                                  SHARES OR
                                                                  PRINCIPLE            MARKET
                                                                    AMOUNT              VALUE
------------------------------------------------------------------------------------------------
CORPORATE BONDS (continued)

 TELECOMMUNICATIONS (CONTINUED)
  PHILIPPINES (1.5%)
   Philippine Long Distance Telephone, 11.375%, 05/15/12          $ 100,000          $    98,000
                                                                                     -----------
  THAILAND (1.4%)
   Total Access Communications, 8.375%, 11/04/06                    100,000               96,000
                                                                                     -----------
                                                                                         592,500
                                                                                     -----------

   TOTAL CORPORATE BONDS (COST $3,579,476)                                             3,089,775
                                                                                     -----------
FOREIGN GOVERNMENTS (45.2%)

 SOVEREIGN DEBT (45.2%)
  BRAZIL (6.0%)
   Brazil Development Fund, 9.625%, 12/12/11                        400,000              280,000
   Republic of Brazil, 9.375%, 04/07/08                             200,000              115,000
                                                                                     -----------
                                                                                         395,000
                                                                                     -----------
  BULGARIA (2.3%)
   Republic of Bulgaria, 8.25%, 01/15/15                            150,000              149,250
                                                                                     -----------
  MEXICO (4.5%)
   United Mexican States, 7.50%, 01/14/12                           300,000              296,550
                                                                                     -----------
  PANAMA (1.4%)
   Republic of Panama, 9.375%, 07/23/12                             100,000               94,000
                                                                                     -----------
  PERU (1.4%)
   Republic of Peru, 9.125%, 02/21/12                               100,000               90,550
                                                                                     -----------
  PHILIPPINES (3.1%)
   Republic of Philippines, 9.375%, 01/18/17                        200,000              204,000
                                                                                     -----------
  POLAND (4.5%)
   Republic of Poland, 6.00%, 10/27/14                              294,000 (2)          294,735
                                                                                     -----------
  RUSSIA (18.5%)
   Ministry Finance Russia Series V, 3.00%, 05/14/08                800,000              540,000
   Ministry Finance Russia Series VII, 3.00%, 05/14/11            1,200,000              684,000
                                                                                     -----------
                                                                                       1,224,000
                                                                                     -----------
  UKRAINE (1.4%)
   Ukraine Government, 11.00%, 03/15/07                              89,000               90,380
                                                                                     -----------
  URUGUAY (0.8%)
   Republic of Uruguay, 7.625%, 01/20/12                            100,000               57,000
                                                                                     -----------
  VENEZUELA (1.3%)
   Republic of Venezuela, 13.625%, 08/15/18                        100,000                85,000
                                                                                     -----------
   TOTAL FOREIGN GOVERNMENTS (COST $3,193,039)                                         2,980,465
                                                                                     -----------




    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                                                         SHARES OR
                                                                         PRINCIPLE           MARKET
                                                                          AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.1%)
   Bank of New York Repurchase Agreement, 1.80%, 07/01/02
   (dated 06/28/02: proceeds $401,960 collateralized by
   $401,000 Federal Home Loan Bank Bond, 7.00%, due 02/15/03,
   valued at $423,922).                                                  $ 401,900        $   401,900
                                                                                          -----------
   TOTAL REPURCHASE AGREEMENT (COST 401,900)                                                  401,900
                                                                                          -----------
MONEY MARKET FUND (0.0%)
   Bank of New York Cash Reserve                                                 8                  8
                                                                                          -----------
   TOTAL MONEY MARKET FUND (COST $8)                                                                8
                                                                                          -----------
   TOTAL INVESTMENTS (COST $7,174,423) (+) -- 98.1%                                         6,472,148
   OTHER ASSETS IN EXCESS OF LIABILITIES   1.9%                                               127,412
                                                                                          -----------
   TOTAL NET ASSETS -- 100.0%                                                             $ 6,599,560
                                                                                          ===========



--------------------------------------------------------------------------------
+ At June 30, 2002, the cost for federal income tax purposes was $7,174,423. Net unrealized depreciation was $702,275. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,361 and aggregate gross unrealized depreciation for all secutities in which there was an excess of tax cost over market value of $730,636.

(1) Security exempt from registration under Rule144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Interest rate shown is the rate in effect at June 30, 2002

    Country Diversification (as a percentage of Total Investments):

       Brazil                                                            25.8%
       Bulgaria                                                           2.3%
       Chile                                                              4.0%
       Malaysia                                                           4.7%
       Mexico                                                            18.3%
       Panama                                                             1.5%
       Peru                                                               1.4%
       Philippines                                                        4.7%
       Poland                                                             4.5%
       Russia                                                            18.9%
       Thailand                                                           1.5%
       Turkey                                                             2.6%
       Ukraine                                                            1.4%
       United States                                                      6.2%
       Uruguay                                                            0.9%
       Venezuela                                                          1.3%
                                                                     ---------
                                                                        100.0%
                                                                     =========




    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------

As media sources have widely publicized, investor confidence has been severely shaken by issues related to management credibility, accounting and financial statement integrity, slumping corporate profits, geo-political instability and the ongoing threat of terrorism. Encouraging economic news (low inflation, high productivity, and evidence of a stable consumer) is regularly overshadowed by disturbing global headlines.

Against this market background, the first half was one of the most difficult environments we can remember in our long history of investing. Short-term, company specific disappointments in a few of the funds holdings were exacerbated by the declining stock market, which had no tolerance for bad news. As a result, for the first half of 2002, the VIF-DJG Value Equity Fund returned -12.79% versus -13.15% for the S&P 500. Since inception the respective compound annual returns were 8.42% for the Fund and 6.69% for the S&P 500.

As we examine the battered market, it is apparent that the true turmoil remains below the surface. Some sectors of the market have incurred only limited damage, and their relative valuations remain high. Other areas including the technology and telecommunications sectors, where we have selective value holdings, have been pummeled by a confluence of negative industry and company-specific news. These stocks, despite the inherent growth characteristics of the industries in which they operate, have been driven down to prices substantially - in some cases dramatically - below their respective intrinsic values.

We feel strongly that the market's intense negativism towards selective portfolio holdings is not representative of a commensurate decline in their business outlook or underlying values. Considerable discounting of the negative factors has already taken place, and we believe the selling in these exceptionally depressed sectors is overdone. Furthermore, as more and more stock prices recede in the wake of the bear market, the "disconnect" between fundamental values and stock prices is widening. This should unveil some excellent investment opportunities in the near term. Finally, as confidence in the economy increases, the dearth of mergers and acquisitions activity (which has been a meaningful source of appreciation for us in more normal times) should reverse, and financially healthy corporations will once again begin to bid up attractively priced assets.

At the present time, we estimate that the funds top 20 holdings are selling at a discount of approximately 50% from our appraisal of their intrinsic value. The reward side of the Fund's risk/reward profile has clearly increased. If prices continue to recede in the coming weeks, we expect to add to some existing holdings and initiate positions in new opportunities. This should position the Fund for a substantial rebound once investor sentiment improves, and importantly, provide a base from which attractive rates of return can be created over the long term.

Erwin A. Zeuschner
David J. Greene and Company, LLC
August 6, 2002

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


                                                 SHARES OR
                                                 PRINCIPLE            MARKET
                                                  AMOUNT              VALUE
------------------------------------------------------------------------------
COMMON STOCKS (84.3%)

  AGRICULTURE (3.0%)
   IMC Global, Inc.                               12,950            $  161,875
                                                                    ----------
  BEVERAGES (2.2%)
   PepsiAmericas, Inc.                             8,000               119,520
                                                                    ----------
  COMPUTER EQUIPMENT (3.7%)
   NCR Corp.*                                      4,000               138,400
   Quantum Corp.*                                 15,000                63,000
                                                                    ----------
                                                                       201,400
                                                                    ----------
  COMPUTER SOFTWARE (1.4%)
   Computer Associates International, Inc.         5,000                79,450
                                                                    ----------
  ENTERTAINMENT (1.7%)
   The Walt Disney Co.                             5,000                94,500
                                                                    ----------
  FINANCIAL SERVICES (19.1%)
   Cendant Corp.*                                 19,944               316,711
   eFunds Corp.                                   10,000                94,890
   Pittston Brink's Group                          9,000               216,000
   SouthTrust Corp.                                6,000               156,720
   Washington Mutual, Inc.                         6,950               257,914
                                                                    ----------
                                                                     1,042,235
                                                                    ----------
  HEALTH CARE (5.7%)
   AdvancePCS*                                     5,000               119,700
   HEALTHSOUTH Corp.*                             15,000               191,850
                                                                    ----------
                                                                       311,550
                                                                    ----------
  INDUSTRIAL (2.3%)
   Wabtec Corp.                                    9,000               128,250
                                                                    ----------
  MANUFACTURING (9.6%)
   Cytec Industries, Inc.*                         2,500                78,600
   Kimberly-Clark Corp.                            3,000               186,000
   Navistar International Corp.*                   5,500               176,000
   Tyco International Ltd.                         6,000                81,060
                                                                    ----------
                                                                       521,660
                                                                    ----------
  MEDICAL HOSPITAL SERVICES (3.4%)
   Health Net, Inc.*                               7,000               187,390
                                                                    ----------



    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                              SHARES OR
                                              PRINCIPLE          MARKET
                                               AMOUNT            VALUE
-------------------------------------------------------------------------
COMMON STOCKS (continued)
  PACKAGING & CONTAINERS (2.2%)
   Pactiv Corp.*                                   5,000       $  119,000
                                                               ----------
  PHARMACEUTICALS (4.3%)
   ICN Pharmaceuticals, Inc.                       5,000          121,050
   IVAX Corp.*                                    10,500          113,400
                                                               ----------
                                                                  234,450
                                                               ----------
  RETAIL (11.3%)
   Albertson's, Inc.                               6,000          182,760
   CVS Corp.                                       6,000          183,600
   Footstar, Inc.*                                 5,500          134,585
   The TJX Companies, Inc.                         6,000          117,660
                                                               ----------
                                                                  618,605
                                                               ----------
  TECHNOLOGY (1.5%)
   Genuity, Inc.*                                  4,675           17,765
   Unisys Corp.*                                   7,000           63,000
                                                               ----------
                                                                   80,765
                                                               ----------
  TELECOMMUNICATIONS (9.6%)
   AT&T Corp.                                      6,000           64,200
   AT&T Wireless Services Inc.*                   20,965          122,645
   Cablevision Systems New York Group*             3,500           33,110
   Sprint Corp.                                    3,000           31,830
   Telephone and Data Systems, Inc.                2,500          151,375
   Verizon Communications, Inc.                    3,000          120,450
                                                               ----------
                                                                  523,610
                                                               ----------
  TRANSPORTATION (0.6%)
   GATX Corp.                                      1,100           33,110
                                                               ----------
  UTILITIES (2.7%)
   Constellation Energy Group, Inc.                5,000          146,700
                                                               ----------
   TOTAL COMMON STOCKS (COST $4,988,798)                        4,604,070
                                                               ----------
RIGHTS/WARRANTS (0.0%)
  FINANCIAL SERVICES (0.0%)
   Dime Bancorp, Inc.*                             8,000              800
                                                               ----------
   TOTAL RIGHTS/WARRANTS (COST $1,136)                                800
                                                               ----------





    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)



                                                    SHARES OR
                                                    PRINCIPLE          MARKET
                                                     AMOUNT            VALUE
-------------------------------------------------------------------------------
MONEY MARKET FUND (15.7%)
   Bank of New York Cash Reserve                    $ 857,741       $   857,741
                                                                    -----------
   TOTAL MONEY MARKET FUND (COST $857,741)                              857,741
                                                                    -----------

   TOTAL INVESTMENTS (COST $5,847,675) (+) -- 100.%                   5,462,611
   LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                          (3,548)
                                                                    -----------
   TOTAL NET ASSETS -- 100.0%                                       $ 5,459,063
                                                                    -----------


-----------------------------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

             Unrealized appreciation                      $    719,373
             Unrealized depreciation                        (1,104,437)
                                                          ------------
             Net unrealized depreciation                  $   (385,064)
                                                          ============

*  Denotes non-income producing security for the period ending June 30, 2002














    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

The quarter was not a pleasant one from a performance standpoint as you are well aware. The fundamentals of most of the companies in your portfolio, however, were far better than the market action would have indicated. Negative earnings surprises during first quarter releases - off which at least some of the early second quarter performance was based - were nearly non-existent and yet stocks declined in the face of this relatively good corporate news.

We made relatively few changes in industry weights during the quarter. The most significant overweights during the quarter were a 17% overweight in technology - a position we moved to around the end of the first quarter and a 2x overweight in transportation. We believe that technology companies are close to turning the corner on earnings improvements. Given the improvement in order rates at Taiwan Fabs (plants) and the improving orders most of our companies tell us they are seeing, we believe that the second half will be an improvement over the first half for technology. At the end of the 2nd quarter the Russell rebalancing added over 200 basis points to the technology weights in the Growth index. We have not increased our weights leaving us with a 5% overweight in the industry.

In the transportation sector we have placed our biggest weights in the truckload industry where the news is good and getting better. Shipments are improving daily and the deadhead miles (the miles that a truck runs empty on its return) are decreasing weekly. We remain convinced that the outlook for regional airlines - those that fly-for-fees - is excellent. These companies are not subject to the vagaries of fare increases and decreases or changes in the price of fuel. Traffic (air miles flown) is increasing sharply along with capacity increases.

On the underweight side, at the end of the second quarter your biotech weight was less than half that of the Russell 2000 Growth index. Our rationale here is that the lack of an FDA chairman is a serious stumbling block for the biotech as well as the pharmaceutical industries. Clinical trials are not being approved and many new drugs applications have been left unapproved.

Communication services weight was almost non-existent in the quarter as we reduced weights sharply. This industry has been eliminated completely as of the early part of June. The overcapacity situation in the industry is substantial and we believe that your exposure should be nil. Both biotech and communication services underweights helped the relative performance of the account substantially during the quarter.

With the rebalancing of the Russell at the end of June nearly 400 basis points were added to the financial sector of the Russell 2000 Growth Index. As of the end of the quarter - before the rebalancing - we were slightly overweighted in finance. Since June 30 we have reduced our bank holdings (Mississippi Valley Bancorp was acquired by another bank in the mid West and we sold our position, and we reduced our percentage holding in Commerce Bancorp) as we believe that most of the positive news that came from declining interest rates over the past two years is priced into bank stocks. As a result of these changes we are now roughly 40% underweight in finance.

We were underweighted in the consumer sector midway through the second quarter, as we believed that these stocks were discounting much of the good news. With the pull back in the market of late we are considering reentering some of these companies as fundamentals remain strong and valuations are more reasonable. We are taking our time in doing the latter as we

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

believe that consumers may be somewhat tentative in spending in the third quarter given the losses their net worth's absorbed in the first half of the year.

With reference to healthcare other than biotech, we exited the 2nd quarter as we entered it: underweighted. Many companies within these industries have continued their market-related decline in the early part of the third quarter and we are beginning to add to positions particularly in the hospital and PBM industries where fundamentals remain strong and cyclical worries are not a factor.

The current malaise affecting the financial markets is certainly heavily tied to general mistrust of corporate managements following the negative financial disclosures of WorldCom, Xerox, Enron, Vivendi and a few other highly visible larger cap domestic and international companies. This situation, on top of the seemingly ever present Middle East problems and threats of terrorism, is very unfortunate as it also camouflages a steadily improving economy. We are paying more attention to corporate Board representation in our companies (preferring outside directors to be in the majority) and as always, are focused on cash returns as well as earnings growth.

One of the best indicators of an improving economy is that of rising profits. According to First Call estimates, the second quarter of 2002 will be the first one in five quarters in which earnings, as measured by the S&P 500, will increase on a year over year basis. We believe that the majority of our companies will produce earnings gains and in quite a few cases, very strong earnings results. For the year as a whole we believe that earnings gains for your companies will amount to roughly 25%. We believe the third and fourth quarters of this year, given easy comparisons with 2001, will demonstrate increasingly positive gains.

Inflation has remained very low. It should be no great surprise that in the year following a slowdown/recession inflation normally remains low and in many cases declines. The simplistic explanation is that most businesses following a period of weak sales make every effort to bring sales in the door. Raising prices in the face of barely recovering demand would not be practical. We anticipate that prices will begin to rise in 2003 as business is on a more stable footing. Rising inflation, as long as it is not extreme is a positive for small cap company fundamentals as it affords these companies a better pricing environment.

The disconnect that has occurred between the market and the economy in 2002, is not unique to this year. Unfortunately at the time of such a disconnect many investors are unable to see the forest (good) for the trees (bad). We strongly believe that the US financial machine is not broken but simply bent and that corporate mistrust will pass as companies produce far cleaner balance sheets and income statements along with rising profits.

                                      OFFIT
                               VIF-U.S. SMALL CAP
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


                                                SHARES OR
                                                PRINCIPLE         MARKET
                                                 AMOUNT            VALUE
--------------------------------------------------------------------------
COMMON STOCKS (95.7%)

 AIRLINES (2.1%)
  Atlantic Coast Airlines Holdings, Inc.*            900        $   19,530
  Frontier Airlines, Inc.*                           450             3,658
  Mesa Air Group, Inc.*                              500             4,600
  SkyWest, Inc.                                    1,250            29,237
                                                                ----------
                                                                    57,025
                                                                ----------
 BANKING (6.6%)
  Alabama National Bancorp                           600            25,974
  Boston Private Financial Holdings, Inc.          1,400            34,636
  Commerce Bancorp, Inc.                             300            13,260
  Doral Financial Corp.                              650            21,703
  Investors Financial Services Corp.               1,400            46,956
  Net.B@nk, Inc.*                                  1,450            16,892
  Southwest Bancorporation of Texas, Inc.*           650            23,543
                                                                ----------
                                                                   182,964
                                                                ----------
 BUSINESS SERVICES (3.3%)
  Maverick Tube Corp.*                             1,200            18,000
  MPS Group Inc.*                                  2,100            17,850
  National Processing, Inc.*                         950            24,510
  Oshkosh Truck Corp.                                300            17,733
  Scholastic Corp.*                                  350            13,265
                                                                ----------
                                                                    91,358
                                                                ----------
 CHEMICAL (0.9%)
  Cabot Microelectronics Corp.*                      200             8,632
  Cytec Industries, Inc.*                            550            17,292
                                                                ----------
                                                                    25,924
                                                                ----------
 COMPUTERS (5.0%)
  Agile Software Corp.*                            2,900            21,083
  Anteon International Corp.*                        950            24,016
  CACI International, Inc.*                          400            15,276
  MatrixOne, Inc.*                                 2,300            13,823
  NetIQ Corp.*                                       750            16,972
  Plumtree Software, Inc.*                           700             3,486






    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-U.S. SMALL CAP
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                              SHARES OR
                                              PRINCIPLE           MARKET
                                                AMOUNT             VALUE
---------------------------------------------------------------------------
COMMON STOCKS (continued)

 COMPUTERS (CONTINUED)
  Retek, Inc.*                                    850          $    20,655
  Saga Systems Inc.*                            5,410                    -
  TALX Corp.                                      850               16,116
  THQ, Inc.*                                      300                8,946
                                                               -----------
                                                                   140,373
                                                               -----------
 CONSUMER DURABLES (1.3%)
  Monaco Coach Corp.*                             600               12,780
  SCP Pool Corporation*                           550               15,268
  Steiner Leisure, Ltd.*                          500                7,250
                                                               -----------
                                                                    35,298
                                                               -----------
 DATA PROCESSING (1.8%)
  Fair, Isaac & Co., Inc.                         650               21,365
  Global Payments, Inc.                           500               14,875
  Interactive Data Corp.*                         900               13,104
                                                               -----------
                                                                    49,344
                                                               -----------
 EDUCATION (0.4%)
  Renaissance Learning, Inc.*                     600               12,132
                                                               -----------
 ELECTRICAL EQUIPMENT (0.6%)
  WESCO International, Inc.*                    2,562               16,141
                                                               -----------
 ELECTRONICS (10.6%)
  Axcelis Technologies, Inc.*                   1,050               11,865
  Benchmark Electronics, Inc.*                  1,150               33,350
  C&D Technologies, Inc.                          650               11,713
  Engineered Support Systems, Inc.                400               20,920
  Parlex Corp.*                                 2,500               30,250
  Power Integrations, Inc.*                     1,400               25,059
  Power-One, Inc.*                              3,750               23,325
  Powerwave Technologies, Inc.*                 1,650               15,114
  QLogic Corp.*                                   600               22,860
  SanDisk Corp.*                                1,700               21,080
  Semtech Corp.*                                  250                6,675
  SIPEX Corp.*                                  3,650               17,845
  Therma-Wave, Inc.*                            3,500               39,865





    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-U.S. SMALL CAP
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                                   SHARES OR
                                                   PRINCIPLE         MARKET
                                                     AMOUNT          VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (continued)

 ELECTRONICS (CONTINUED)
  Tweeter Home Entertainment Group, Inc.*            1,000        $    16,340
                                                                  -----------
                                                                      296,261
                                                                  -----------
 FOOD AND KINDRED PRODUCTS (1.1%)
  Performance Food Group Co.*                          590             19,977
  United Natural Foods, Inc.*                          600             11,700
                                                                  -----------
                                                                       31,677
                                                                  -----------
 HEALTH CARE (2.6%)
  Community Health Systems, Inc.*                      450             12,060
  LifePoint Hospitals, Inc.*                           300             10,893
  Neurocrine Biosciences, Inc.*                        300              8,595
  Orthodontic Centers of America, Inc.*                550             12,677
  Protein Design Labs, Inc.*                           400              4,344
  Province Healthcare Co. *                            625             13,975
  Universal Health Services, Inc.*                     200              9,800
                                                                  -----------
                                                                       72,344
                                                                  -----------
 HOME FURNISHINGS (2.4%)
  Cost Plus, Inc.*                                     500             15,229
  Ethan Allen Interiors, Inc.                          500             17,425
  Furniture Brands International, Inc.*                650             19,662
  Mohawk Industries, Inc. *                            254             15,629
                                                                  -----------
                                                                       67,945
                                                                  -----------
 HOTELS & GAMING (1.7%)
  Extended Stay America, Inc.*                       1,500             24,330
  Penn National Gaming, Inc.*                        1,300             23,595
                                                                  -----------
                                                                       47,925
                                                                  -----------
 INDUSTRIAL (3.4%)
  Flowserve Corp.*                                     600             17,880
  Foundry Networks, Inc.*                            1,750             12,302
  MSC Industrial Direct Co., Inc.*                     900             17,550
  Shaw Group, Inc.*                                  1,550             47,585
                                                                  -----------
                                                                       95,317
                                                                  -----------







    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-U.S. SMALL CAP
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                               SHARES OR
                                               PRINCIPLE        MARKET
                                                AMOUNT          VALUE
--------------------------------------------------------------------------
COMMON STOCKS (continued)

 INSURANCE (3.4%)
  Brown & Brown, Inc.                              550       $     17,325
  HCC Insurance Holdings, Inc.                   1,050             27,667
  Markel Corp.*                                    250             49,250
                                                             ------------
                                                                   94,242
                                                             ------------
 INVESTMENT COMPANIES (0.5%)
  American Capital Strategies, Ltd.                500             13,735
                                                             ------------
 MEDICAL EQUIPMENT AND SUPPLIES (4.8%)
  Cyberonics, Inc.*                                250              3,280
  Endocare, Inc.*                                1,100             14,531
  Enzon, Inc.*                                     200              4,922
  Henry Schein, Inc.*                              450             20,025
  Integra LifeSciences Holdings*                   400              8,700
  InterMune, Inc.*                                 450              9,495
  Ocular Sciences, Inc.*                           400             10,600
  Priority Healthcare Corp.*                       750             17,625
  Respironics, Inc.*                               800             27,240
  Therasense, Inc.*                                900             16,623
                                                             ------------
                                                                  133,041
                                                             ------------
 OIL & GAS EXPLORATION (8.3%)
  Comstock Resources, Inc.*                      2,400             18,240
  Core Laboratories N.V.*                          900             10,818
  Evergreen Resources, Inc.*                       300             12,750
  Global Industries, Ltd.*                       1,750             12,232
  Horizon Offshore, Inc.*                        2,432             20,526
  Newpark Resources, Inc.*                       1,890             13,891
  Oceaneering International, Inc.*                 800             21,600
  Patterson-UTI Energy, Inc.*                    1,000             28,230
  Pride International, Inc.*                     1,400             21,924
  Spinnaker Exploration Co.*                       250              9,005
  Ultra Petroleum Corp.*                         2,850             21,631
  Unit Corp.*                                      700             12,145
  Willbros Group, Inc.*                          1,650             28,050
                                                             ------------
                                                                  231,042
                                                             ------------







    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-U.S. SMALL CAP
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                                      SHARES OR
                                                      PRINCIPLE       MARKET
                                                       AMOUNT         VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (continued)

 OIL & GAS FIELD MACHINERY & EQUIPMENT (1.1%)
  Gulf Island Fabrication, Inc.*                          650      $     11,921
  National-Oilwell, Inc.*                                 850            17,892
                                                                   ------------
                                                                         29,813
                                                                   ------------
 PHARMACEUTICALS (5.9%)
  Accredo Health, Inc.*                                   550            25,377
  AdvancePCS*                                             900            21,546
  AtheroGenics, Inc.*                                   1,900            13,623
  Caremark Rx, Inc.*                                    1,100            18,150
  Charles River Laboratories International, Inc.*         500            17,525
  ILEX Oncology, Inc.*                                    500             7,045
  Medarex, Inc.*                                          900             6,678
  Medicis Pharmaceutical Corp.*                           550            23,518
  OSI Pharmaceuticals, Inc.*                              500            12,010
  Scios, Inc.*                                            650            19,896
                                                                   ------------
                                                                        165,368
                                                                   ------------
 RESTAURANTS (2.3%)
  Applebee's International, Inc.                          525            12,049
  Outback Steakhouse, Inc.*                               350            12,285
  RARE Hospitality International, Inc.*                   700            18,844
  Ruby Tuesday, Inc.                                    1,000            19,400
                                                                   ------------
                                                                         62,578
                                                                   ------------
 RETAIL (5.5%)
  Abercrombie & Fitch Co. - Class A*                      200             4,824
  AnnTaylor Stores Corp.*                                 375             9,521
  Barnes & Noble, Inc.*                                   400            10,572
  The Children's Place Retail Stores, Inc.*               250             6,625
  Copart, Inc.*                                         1,150            18,665
  Dollar Tree Stores, Inc. *                              450            17,735
  Duane Reade, Inc.*                                      450            15,323
  Family Dollar Stores, Inc.                              150             5,288
  Guitar Center, Inc.*                                    550            10,203
  The Men's Wearhouse, Inc.*                              450            11,475
  Michaels Stores, Inc.*                                  150             5,850
  The Sports Authority, Inc.*                           1,000            11,360
  Too, Inc.*                                              400            12,320






    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-U.S. SMALL CAP
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                               SHARES OR
                                               PRINCIPLE       MARKET
                                                AMOUNT          VALUE
------------------------------------------------------------------------
COMMON STOCKS (continued)

 RETAIL (CONTINUED)
  Williams Sonoma, Inc.*                           400      $     12,264
                                                            ------------
                                                                 152,025
                                                            ------------
 SEMICONDUCTORS (4.1%)
  Asyst Technologies, Inc.*                      1,450            29,508
  ATMI, Inc.*                                      550            12,304
  Integrated Circuit Systems, Inc.*              1,000            20,190
  LTX Corp.*                                     1,250            17,850
  Micrel, Inc.*                                    850            12,223
  Oak Technology, Inc.*                          2,700            12,231
  Skyworks Solutions Inc                         1,650             9,158
                                                            ------------
                                                                 113,464
                                                            ------------
 SERVICES- MANAGEMENT SERVICES (1.0%)
  DiamondCluster International, Inc.*              650             3,887
  The Management Network Group, Inc.  *          4,650            10,788
  Vastera, Inc.*                                 2,750            12,073
                                                            ------------
                                                                  26,748
                                                            ------------
 TECHNOLOGY (4.2%)
  Exar Corp.*                                    2,600            51,272
  Mettler-Toledo International, Inc.*              500            18,435
  Moldflow Corp.*                                2,550            20,094
  NetSolve, Inc.*                                2,850            20,492
  Nuance Communications, Inc.*                   1,750             7,315
                                                            ------------
                                                                 117,608
                                                            ------------
 TELECOMMUNICATIONS (4.8%)
  Advanced Fibre Communications, Inc.*           1,250            20,675
  Cox Radio, Inc.*                                 900            21,690
  Cumulus Media, Inc. - Class A                  1,200            16,536
  Extreme Networks, Inc.*                          800             7,816
  Insight Communications Co., Inc.*              1,450            17,647
  Mediacom Communications Corp.*                 1,250             9,738
  Radio One, Inc. - Class D*                     1,500            22,305
  Salem Communications Corp. - Class A*            700            17,409
                                                            ------------
                                                                 133,816
                                                            ------------





    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-U.S. SMALL CAP
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                                     SHARES OR
                                                     PRINCIPLE         MARKET
                                                       AMOUNT           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (continued)

 TRANSPORTATION (4.7%)
  Covenant Transport, Inc. - Class A*                    1,200      $     25,500
  Expeditors International of Washington, Inc.             300             9,948
  Forward Air Corp.*                                       600            19,668
  Heartland Express, Inc.*                               1,100            26,323
  Knight Transportation, Inc.*                             750            17,393
  P.A.M. Transportation Services, Inc*                     850            20,417
  UTI Worldwide, Inc.                                      600            11,862
                                                                    ------------
                                                                         131,111
                                                                    ------------
 WASTE MANAGEMENT (1.3%)
  Casella Waste Systems, Inc.*                             750             9,008
  Waste Connections, Inc.*                                 900            28,116
                                                                    ------------
                                                                          37,124
                                                                    ------------
  TOTAL COMMON STOCKS (COST $2,976,251)                                2,663,743
                                                                    ------------
 MONEY MARKET FUND (3.5%)
  Bank of New York Cash Reserve                       $ 96,519            96,519
                                                                    ------------
  TOTAL MONEY MARKET FUND (COST $96,519)                                  96,519
                                                                    ------------
  TOTAL INVESTMENTS (COST $3,072,770) (+) - 99.2%                      2,760,262
  OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%                            24,099
                                                                    ------------
  TOTAL NET ASSETS -- 100.0%                                        $  2,784,361
                                                                    ============


--------------------------------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

        Unrealized appreciation                            $ 61,426
        Unrealized depreciation                            (373,934)
                                                      --------------
        Net unrealized depreciation                      $ (312,508)
                                                      ==============

*  Denotes non-income producing security for the period ending June 30, 2002.





    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF-TOTAL RETURN FUND
--------------------------------------------------------------------------------

The total return for the VIF-OFFIT Total Return Fund was 3.01% for the first half of 2002 and 7.21% for the 12 months ending June 30, 2002. In comparison, the Lehman Brothers Aggregate Bond Index returned 3.80% and 8.63% for those periods, respectively. As of June 30, 2002, the Fund's Net Asset Value was $10.61 and its 30-day SEC yield was 4.18%. The average maturity of the Fund was
5.0 years with a 3.8 year duration.

The 2001 Annual Report letter noted that we believed the economy had turned from recession and that the interest rate cycle would follow suit. In anticipation of these events, the portfolio was positioned to gain from the cyclical upswing namely higher rates and narrower credit spreads. We did, however, avoid a more aggressive investment strategy owing to the volatility of economic data at turning points in the cycle and the ongoing possibility of terrorist activity impacting market sentiment.

Looking back, the investment strategy served the portfolio well with the major exception of its holding too large an allocation in high yield and emerging markets. Total return consequently underperformed the benchmark. Aiding performance was the overallocation to mortgages and the absence of investment-grade credit exposure beyond a 10-year maturity. Although we correctly anticipated softer economic growth, the sharp devaluation of equities was unexpected especially as it negatively impacted high yield. This devaluation was, in fact, the key factor pulling Treasury rates lower. In response, the portfolio structure was modified in early June by reducing the overallocation to mortgages. This allowed portfolio performance to better track the decline in rates.

The problems in the equity market make the interest rate outlook problematic. From the data we review, the U.S. economy appears to be on solid footing, with the mixed signals typical for this stage of recovery. With this in mind, we question the bond market's sentiment that the economy will not expand without the equity market. The idea of an inextricable link between the economy and equity market performance was borne out of the late 1990s, but has no historic validity. From the mid-1960's until 1982, the economy outperformed stocks. In the late 1990s, the opposite was true, which was how the market became overvalued. During the late 1990s, in fact, many economists were busy reminding us that the "wealth effect" from stocks had little impact on GDP growth, even though ownership had broadened.

We believe that bond market psychology will ultimately break from this economy/equity link and subsequently focus on the likelihood that the recovery will prove out. The forces pushing the economy are stronger and more synchronous than they have been in many years. Monetary and fiscal policies are expansionary and the positive yield curve incents lending. Further, dollar weakening from its overvalued levels adds stimulus to the economy. There are also signs of renewed growth among key industrial nations. When these economic currents are viewed in the context of a shallow U.S. recession that created little slack in employment or industrial capacity, market discussions in the next 12 to 18 months will more likely center on inflation risk rather than recession.


Steven Blitz                                                  Michael J. Kennedy
August 6, 2002

                                      OFFIT
                              VIF-TOTAL RETURN FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


                                                                           SHARES OR
                                                                           PRINCIPAL            MARKET
                                                                            AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS (16.7%)

 FINANCIAL SERVICES (14.5%)
    Bank of America Corp., 7.40%, 01/15/11                                 $ 25,000           $  27,380
    Bank One Corp., 7.875%, 08/01/10                                         25,000              28,361
    CIT Group, Inc., 7.625%, 08/16/05                                        35,000              34,478
    Duke Capital Corp., 7.25%, 10/01/04                                      25,000              26,727
    Ford Motor Credit Corp., 6.875%, 02/01/06                                25,000              25,576
    General Motors Acceptance Corp., 6.75%, 01/15/06                         25,000              25,955
    Household Finance Corp., 6.50%, 11/15/08                                 25,000              25,080
    J.P. Morgan Chase & Co., 6.75%, 02/01/11                                 25,000              25,913
    Sears Roebuck Acceptance, 7.00%, 02/01/11                                25,000              26,041
    Wells Fargo Bank N.A., 6.45%, 02/01/11                                   25,000              26,129
                                                                                              ---------
                                                                                                271,640
                                                                                              ---------
 TELECOMMUNICATIONS (2.2%)
    Verizon Communications, 6.36%, 04/15/06                                  40,000              41,110
                                                                                              ---------
    TOTAL CORPORATE BONDS (COST $305,386)                                                       312,750
                                                                                              ---------

FEDERAL HOME LOAN MORTGAGE CORPORATION (16.8%)
    Federal Home Loan Mortgage Corp., 5.125%, 10/15/08                      125,000             127,324
    Federal Home Loan Mortgage Corp., 6.625%, 09/15/09                      170,000             186,466
                                                                                              ---------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $286,580)                                313,790
                                                                                              ---------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.5%)
    Federal National Mortgage Assoc., 6.375%, 06/15/09                       95,000             102,760
                                                                                              ---------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $92,429)                                  102,760
                                                                                              ---------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.4%)
    Government National Mortgage Assoc., 6.50%, 04/15/29                     40,479              41,478
    Government National Mortgage Assoc., 8.00%, 01/15/30                     21,214              22,600
                                                                                              ---------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $59,733)                                64,078
                                                                                              ---------

MUTUAL FUNDS (10.3%)
    OFFIT VIF-Emerging Markets Bond Fund                                      7,519 (1)          50,979
    OFFIT VIF-High Yield Fund                                                17,714 (1)         142,419
                                                                                              ---------
    TOTAL MUTUAL FUNDS (COST $214,633)                                                          193,398
                                                                                              ---------



    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF-TOTAL RETURN FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


                                                                SHARES OR
                                                                PRINCIPAL                MARKET
                                                                  AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES (39.2%)
       Notes, 3.00%, 02/29/04                                   $ 110,000             $   110,640
       Notes, 4.75%, 01/31/03                                     200,000                 203,402
       Notes, 5.75%, 11/15/05                                     210,000                 224,110
       Notes, 6.875%, 05/15/06                                     75,000                  83,265
       Notes, 7.25%, 05/15/16                                      95,000                 111,963
                                                                                      -----------
       TOTAL U.S. TREASURY NOTES (COST $727,025)                                          733,380
                                                                                      -----------
COMMERCIAL PAPER (5.4%)
       Virginia Electric Power,1.825%, 07/02/02                   100,000                  99,995
                                                                                      -----------
       TOTAL COMMERCIAL PAPER (COST $99,995)                                               99,995
                                                                                      -----------
MONEY MARKET FUND (0.6%)
       Bank of New York Cash Reserve                               11,428                  11,428
                                                                                      -----------
       TOTAL MONEY MARKET FUND (COST $11,428)                                              11,428
                                                                                      -----------
TOTAL INVESTMENTS (COST $1,797,209) (+) -- 97.9%                                        1,831,579
OTHER ASSETS IN EXCESS OF LIABILITIES 2.1%                                                 38,909
                                                                                      -----------
TOTAL NET ASSETS -- 100.0%                                                            $ 1,870,488
                                                                                      ===========


--------------------------------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

              Unrealized appreciation                   $57,936
              Unrealized depreciation                   (23,566)
                                                       --------
              Net unrealized appreciation               $34,370
                                                       ========

(1) Represents an investment in an affiliate.






    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                       VIF-U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The total return of the VIF-U.S. Government Securities Fund was 3.23% for the first half of 2002 and 7.29% for the 12 months ending June 30, 2002. By comparison, the Merrill Lynch 1-10 year U.S. Treasury/Agency Index returned 3.54% and 8.47% for those periods, respectively. The Merrill Lynch 5 year Treasury Index returned 3.84% and 8.96% for the same respective periods. As of June 30, 2002, the Fund's Net Asset Value was $11.52 and its 30-day SEC yield was 3.54%. The average maturity of the Fund was 3.3 years with a 2.9 year duration.

The 2001 Annual Report letter noted that we believed the economy was turning from recession and that the interest rate cycle would follow suit. In anticipation of these events, the Fund was positioned to gain from higher rates. We did, however, avoid a more aggressive investment strategy owing to the volatility of economic data at turning points in the cycle and the ongoing possibility of terrorist activity impacting market sentiment.

Looking back, our investment strategy served the Fund well, as total return matched the broader benchmark even though rates fell and the yield curve steepened (short-term rates fell more than longer maturity rates). Although we correctly anticipated softer economic growth, the sharp devaluation of equities was unexpected. This devaluation was, in fact, the key factor pulling rates lower.

The problems in the equity market make the interest rate outlook problematic. From the data we review, the U.S. economy appears to be on solid footing, with the mixed signals typical for this stage of recovery. With this in mind, we question the bond market's sentiment that the economy will not expand without the equity market. The idea of an inextricable link between the economy and equity market performance was borne out of the late 1990s, but has no historic validity. From the mid-1960's until 1982, the economy outperformed stocks. In the late 1990s, the opposite was true, which was how the market became overvalued. During the late 1990s, in fact, many economists were busy reminding us that the "wealth effect" from stocks had little impact on GDP growth, even though ownership had broadened.

We believe that bond market psychology will ultimately break from this economy/equity link and subsequently focus on the likelihood that the recovery will prove out. The forces pushing the economy are stronger and more synchronous than they have been in many years. Monetary and fiscal policies are expansionary and the positive yield curve incents lending. Further, dollar weakening from its overvalued levels adds stimulus to the economy. There are also signs of renewed growth among key industrial nations. When these economic currents are viewed in the context of a shallow U.S. recession that created little slack in employment or industrial capacity, market discussions in the next 12 to 18 months will more likely center on inflation risk rather than recession.

The Fund reflects this view by having an average duration shorter than the benchmark 1-10 year Index and an underweight position in Agency debt relative to Treasurys. In achieving this duration, the portfolio is specifically underweight in the 7-to-10 year part of the curve but has a longer duration than the Index in the 1-to-3 year maturities.


Steven Blitz                                                  Michael J. Kennedy
August 6, 2002

                                      OFFIT
                       VIF-U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

                                                                             SHARES OR
                                                                             PRINCIPAL                MARKET
                                                                               AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (17.3%)

  BANKING (17.3%)
    Asian Development Bank, 7.50%, 05/31/05                                 $   705,000            $    777,537
    European Banking Reconstruction and Developing, 5.375%, 06/15/06          3,530,000               3,661,958
    International Banking Reconstruction and Developing, 5.625%, 03/17/03       780,000                 799,367
                                                                                                    -----------
    TOTAL CORPORATE BONDS (COST $5,012,556)                                                           5,238,862
                                                                                                    -----------

FEDERAL HOME LOAN BANK (3.9%)
    Federal Home Loan Bank, 7.25%, 05/13/05                                   1,060,000               1,166,712
                                                                                                    -----------
    TOTAL FEDERAL HOME LOAN BANK (COST $1,062,809)                                                    1,166,712
                                                                                                    -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (4.1%)
    Federal Home Loan Mortgage Corp., 5.75%, 04/15/08                         1,175,000               1,239,260
                                                                                                    -----------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $1,094,090)                                    1,239,260
                                                                                                    -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.1%)
    Federal National Mortgage Association, 3.50%, 9/15/04                     1,420,000               1,429,409
    Federal National Mortgage Association, 5.375%, 11/15/11                     405,000                 405,398
                                                                                                    -----------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $1,818,412)                                     1,834,807
                                                                                                    -----------

U.S. TREASURY NOTES (65.7%)
    Notes, 3.25%, 05/31/04                                                   11,631,000              11,720,047
    Notes, 4.375%, 05/15/07                                                   1,200,000               1,216,500
    Notes, 4.625%, 05/15/06                                                   5,040,000               5,191,200
    Notes, 4.875%, 02/15/12                                                   1,700,000               1,706,375
                                                                                                    -----------
    TOTAL U.S. TREASURY NOTES (COST $19,629,914)                                                     19,834,122
                                                                                                    -----------

COMMERCIAL PAPER (2.5%)
    Nestle Capital Corp., 1.78%, 07/01/02                                       770,000                 770,000
                                                                                                    -----------
    TOTAL COMMERCIAL PAPER (COST $770,000)                                                              770,000
                                                                                                    -----------

TOTAL INVESTMENTS (COST $29,387,781)(+) -- 99.6%                                                     30,083,763
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%                                                           106,381
                                                                                                    -----------
TOTAL NET ASSETS -- 100.0%                                                                         $ 30,190,144
                                                                                                    ===========





--------------------------------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                  Unrealized appreciation                       $   695,982
                  Unrealized depreciation                                 -
                                                                -----------
                  Net unrealized appreciation                   $   695,982
                                                                ===========




    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2002

--------------------------------------------------------------------------------

                                                                         VIF-                  VIF-                  DJG
                                                                         HIGH            EMERGING MARKETS           VALUE
                                                                      YIELD FUND            BOND FUND            EQUITY FUND
                                                                    ---------------     -------------------     --------------
ASSETS:
Investments, at market value (1) ..................................  $  22,513,433       $       6,472,148       $  5,462,611
Interest and dividends receivable .................................        479,730                 137,312              4,735
Receivable for investment securities sold .........................         18,856                       -                  -
Prepaid expenses and other assets .................................          9,558                     296                217
                                                                    ---------------     -------------------     --------------
          Total Assets ............................................     23,021,577               6,609,756          5,467,563
                                                                    ---------------     -------------------     --------------
LIABILITIES:
Payable for investment securities purchased .......................         26,352                       -                  -
Payable for capital shares redeemed ...............................         16,788                      48              1,578
Investment advisory fees payable ..................................         13,776                   5,021              3,771
Professional fees payable .........................................          8,686                   1,808              1,501
Custody fees ......................................................          1,175                   1,031                 96
Administration fees payable .......................................          1,814                       -                  -
Transfer agent fees payable .......................................            755                     866                707
Other payables and accrued expenses ...............................         10,617                   1,422                847
                                                                    ---------------     -------------------     --------------
       Total Liabilities ..........................................         79,963                  10,196              8,500
                                                                    ---------------     -------------------     --------------
NET ASSETS ........................................................  $  22,941,614       $       6,599,560       $  5,459,063
                                                                    ===============     ===================     ==============
NET ASSETS CONSIST OF:
   Shares of capital stock, $0 001 par value per share ............  $       2,854       $           $ 974       $        449
   Additional paid-in capital .....................................     33,707,285               9,395,031          5,686,857
   Accumulated undistributed net investment income (loss) .........        203,252                       -             (4,885)
   Accumulated undistributed net realized gains (loss) on
        investments and foreign currency transactions .............     (7,380,457)             (2,094,170)           161,706
   Net unrealized depreciation of investment
        and foreign currency transactions .........................     (3,591,320)               (702,275)          (385,064)
                                                                    ---------------     -------------------     --------------
NET ASSETS ........................................................  $  22,941,614       $       6,599,560       $  5,459,063
                                                                    ===============     ===================     ==============

SHARES OF CAPITAL STOCK OUTSTANDING ...............................      2,853,794                 973,620            448,652
                                                                    ===============     ===================     ==============

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE) .........  $        8 04       $          $ 6 78            $ 12 17
                                                                    ===============     ===================     ==============

(1) Investments at cost ...........................................  $  26,106,876       $       7,174,423       $  5,847,675
                                                                    ===============     ===================     ==============


    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------


                                                                        VIF-                 VIF-               VIF- U.S.
                                                                     U.S. SMALL          TOTAL RETURN           GOVERNMENT
                                                                      CAP FUND               FUND            SECURITIES FUND
                                                                    -----------          ------------        ---------------
ASSETS:
Investments, at market value (1) .................................  $ 2,760,262          $  1,831,579         $  30,083,763
Interest and dividends receivable ................................          453                23,106               166,460
Receivable for investments securities sold .......................       82,776                     -                     -
Receivable from advisor ..........................................            -                 6,760                     -
Deferred organization expenses ...................................            -                12,369                     -
Prepaid expenses and other assets ................................          125                   290                 1,629
                                                                    -----------          ------------        ---------------
   Total Assets ..................................................    2,843,616             1,874,104            30,251,852
                                                                    -----------          ------------        ---------------

LIABILITIES:
Payable for investment securities purchased ......................       52,967                     -                     -
Payable for capital shares redeemed ..............................        1,404                 1,852                17,306
Investment advisory fees payable .................................        1,740                     -                 6,242
Professional fees payable ........................................          745                   641                10,578
Custody fees .....................................................        1,093                    89                 1,247
Administration fees payable ......................................            -                     -                 2,341
Transfer agent fees payable ......................................          706                   814                   792
Other payables and accrued expenses ..............................          600                   220                23,202
                                                                    -----------          ------------        ---------------
   Total Liabilities .............................................       59,255                 3,616                61,708
                                                                    -----------          ------------        ---------------
NET ASSETS .......................................................  $ 2,784,361          $  1,870,488         $  30,190,144
                                                                    ===========          ============        ===============

NET ASSETS CONSIST OF:
 Shares of capital stock, $0.001 par value per share .............  $      .209          $        176         $       2,621
 Additional paid-in capital ......................................    2,766,401             1,731,838            25,591,809
 Accumulated undistributed net investment income (loss) ..........      (19,507)              154,299             2,576,881
 Accumulated undistributed net realized gains (loss) on
   investments and foreign currency transactions .................      349,766               (50,195)            1,322,851
 Net unrealized appreciation (depreciation) of investment
   and foreign currency transactions .............................     (312,508)               34,370               695,982
                                                                    -----------          ------------        ---------------
NET ASSETS .......................................................  $ 2,784,361          $  1,870,488         $  30,190,144
                                                                    ===========          ============        ===============

SHARES OF CAPITAL STOCK OUTSTANDING ..............................      209,452               176,267             2,620,638
                                                                    ===========          ============        ===============

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE) ........  $     13.29          $      10.61         $       11.52
                                                                    ===========          ============        ===============

(1) Investments at cost ..........................................  $ 3,072,770          $  1,797,209         $  29,387,781
                                                                    ===========          ============        ===============




    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------


                                                                         VIF-                 VIF-                DJG
                                                                         HIGH           EMERGING MARKETS         VALUE
                                                                      YIELD FUND           BOND FUND          EQUITY FUND
                                                                     ------------       ----------------      -----------
INVESTMENT INCOME:
Interest .........................................................   $  1,354,482          $ 381,201          $    3,734
Dividends ........................................................              -                  -              21,024
                                                                     ------------       ----------------      -----------
    Total investment income ......................................      1,354,482            381,201              24,758
                                                                     ------------       ----------------      -----------
EXPENSES:
Advisory .........................................................        135,103             31,731              24,039
Professional .....................................................         10,655              2,252               1,854
Administration ...................................................         19,868              4,407               3,756
Transfer agent ...................................................          9,000              9,000               9,000
Fund accounting ..................................................          7,500              7,500               7,500
Amortization of organization expenses ............................              -                  -                 488
Custody ..........................................................          3,863              3,528                 472
Trustees .........................................................          4,055                810                 637
Miscellaneous ....................................................         14,673              2,657               1,728
                                                                     ------------       ----------------      -----------
    Total expenses before waivers/reimbursements .................        204,717             61,885              49,474
    Less expenses waived/reimbursed ..............................        (22,113)           (16,153)            (15,771)
                                                                     ------------       ----------------      -----------
        Net expenses .............................................        182,604             45,732              33,703
                                                                     ------------       ----------------      -----------
Net Investment Income (Loss) .....................................      1,171,878            335,469              (8,945)
                                                                     ------------       ----------------      -----------
REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions ...................     (1,853,891)          (862,989)           (108,000)
  Net realized loss on foreign currency transactions .............       (262,154)                 -                   -
  Net change in unrealized appreciation (depreciation) on
    investment transactions ......................................      1,236,996             54,834            (669,382)
  Net change in unrealized depreciation on foreign currency
    transactions .................................................            (30)                 -                   -
                                                                     ------------       ----------------      -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ..................       (879,079)          (808,155)           (777,382)
                                                                     ------------       ----------------      -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $    292,799          $(472,686)         $ (786,327)
                                                                     ============       ================      ===========







    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)
FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------


                                                                          VIF-                VIF-                 VIF- U.S.
                                                                       U.S. SMALL         TOTAL RETURN            GOVERNMENT
                                                                        CAP FUND              FUND*             SECURITIES FUND
                                                                       ----------         ------------          ---------------
INVESTMENT INCOME:
Interest ............................................................  $      831           $ 57,796              $   835,478
Dividends ...........................................................       1,961                  -                        -
                                                                       ----------         ------------          ---------------
     Total Investment Income ........................................       2,792             57,796                  835,478
                                                                       ----------         ------------          ---------------

EXPENSES:
Advisory ............................................................      14,866              7,973                   65,169
Professional ........................................................         951                760                   12,522
Administration ......................................................       1,858              1,246                   23,275
Transfer agent ......................................................       9,000              9,000                    9,000
Fund accounting .....................................................       7,500              7,500                    7,500
Amortization of organization expenses ...............................         483              6,420                        -
Custody .............................................................       3,258               .227                    4,241
Trustees ............................................................         338               .238                    4,288
Miscellaneous .......................................................       1,552              1,322                    5,383
                                                                       ----------         ------------          ---------------
     Total expenses before waivers/reimbursements ...................      39,806             34,686                  131,378
     Less expenses waived/reimbursed ................................     (17,507)           (26,713)                 (19,657)
                                                                       ----------         ------------          ---------------
        Net expenses ................................................      22,299              7,973                  111,721
                                                                       ----------         ------------          ---------------
Net Investment Income (Loss) ........................................     (19,507)            49,823                  723,757
                                                                       ----------         ------------          ---------------

REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS:
   Net realized gains on investment transactions ....................     649,635             20,305                  434,175
   Net realized loss on foreign currency transactions ...............     (10,433)                 -                        -
   Net change in unrealized depreciation on investment
      transactions ..................................................    (936,058)           (10,889)                 (53,522)
                                                                       ----------         ------------          ---------------
NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS .............    (296,856)             9,416                  380,653
                                                                       ----------         ------------          ---------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........  $ (316,363)          $ 59,239              $ 1,104,110
                                                                       ==========         ============          ===============

* Includes interest income and unrealized depreciation of $8,022 and $21,235, respectively from an investment in OFFIT VIF-High Yield Fund and OFFIT VIF-Emerging Markets Bond Fund, affiliated Funds.







    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        VIF - HIGH YIELD FUND
                                                                          -----------------------------------------------
                                                                          FOR THE SIX MONTHS
                                                                                 ENDED                    FOR THE YEAR
                                                                             JUNE 30, 2002                   ENDED
                                                                              (UNAUDITED)               DECEMBER 31, 2001
                                                                          ------------------            -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...............................................  $       1,171,878             $       3,185,225
   Net realized loss on investment and foreign currency transactions ...         (2,116,045)                   (2,902,266)
   Net change in unrealized appreciation on investments and
      foreign currency transactions ....................................          1,236,966                     2,231,880
                                                                          ------------------            -----------------
    Net increase  in net assets resulting from operations ..............            292,799                     2,514,839
                                                                          ------------------            -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...............................................         (1,194,576)                   (3,035,950)
                                                                          ------------------            -----------------
      Total dividends and distributions to shareholders ................         (1,194,576)                   (3,035,950)
                                                                          ------------------            -----------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .........................................            306,104                     4,215,843
   Dividends reinvested ................................................          1,194,695                     3,036,389
   Cost of shares redeemed .............................................        (14,597,583)                   (1,849,448)
                                                                          ------------------            -----------------
      Net increase (decrease) in net assets from capital
         share transactions ............................................        (13,096,784)                    5,402,784
                                                                          ------------------            -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................................        (13,998,561)                    4,881,673
NET ASSETS:
   Beginning of period .................................................         36,940,175                    32,058,502
                                                                          ------------------            -----------------
   End of period * .....................................................  $      22,941,614             $      36,940,175
                                                                          ==================            =================
  * (Including undistributed net investment income) ....................  $         203,252             $         225,950








    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                       VIF - EMERGING MARKETS BOND FUND
                                                                              --------------------------------------------------
                                                                              FOR THE SIX MONTHS
                                                                                     ENDED                       FOR THE YEAR
                                                                                 JUNE 30, 2002                       ENDED
                                                                                  (UNAUDITED)                  DECEMBER 31, 2001
                                                                              ------------------               -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...................................................   $       335,469                  $       741,340
   Net realized gains (loss) on investment transactions ....................          (862,989)                          68,021
   Net change in unrealized appreciation/depreciation on investment
       transactions ........................................................            54,834                         (588,835)
                                                                              ------------------               -----------------
    Net increase (decrease) in net assets resulting from operations ........          (472,686)                         220,526
                                                                              ------------------               -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...................................................          (335,469)                        (741,340)
                                                                              ------------------               -----------------
      Total dividends and distributions to shareholders ....................          (335,469)                        (741,340)
                                                                              ------------------               -----------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .............................................             1,540                           71,554
   Dividends reinvested ....................................................           335,381                          741,589
   Cost of shares redeemed .................................................           (16,360)                        (155,041)
                                                                              ------------------               -----------------
      Net increase in net assets from capital share transactions ...........           320,561                          658,102
                                                                              ------------------               -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ....................................          (487,594)                         137,288
NET ASSETS:
   Beginning of period .....................................................         7,087,154                        6,949,866
                                                                              ------------------               -----------------
   End of period ...........................................................   $     6,599,560                  $     7,087,154
                                                                              ==================               =================











    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                          DJG VALUE EQUITY FUND
                                                                            ----------------------------------------------
                                                                            FOR THE SIX MONTHS
                                                                                   ENDED                   FOR THE YEAR
                                                                               JUNE 30, 2002                   ENDED
                                                                                (UNAUDITED)              DECEMBER 31, 2001
                                                                            ------------------           -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income (loss) ...........................................   $          (8,945)           $           4,060
 Net realized gains (loss) on investment transactions ...................            (108,000)                     346,584
 Net change in unrealized depreciation on investment
  transactions ..........................................................            (669,382)                     (49,402)
                                                                            ------------------           -----------------
 Net increase (decrease)  in net assets resulting from operations .......            (786,327)                     301,242
                                                                            ------------------           -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Excess of net investment income ........................................                 -                        (32,412)
 Net realized gains .....................................................                 -                       (328,592)
                                                                            ------------------           -----------------
  Total dividends and distributions to shareholders .....................                 -                       (361,004)
                                                                            ------------------           -----------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ............................................             382,632                      275,344
 Dividends reinvested ...................................................                 -                        361,004
 Cost of shares redeemed ................................................            (153,161)                     (46,501)
                                                                            ------------------           -----------------
  Net increase in net assets from capital
   share transactions ...................................................             229,471                      589,847
                                                                            ------------------           -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .................................            (556,856)                     530,085

NET ASSETS:
 Beginning of period ....................................................           6,015,919                    5,485,834
                                                                            ------------------           -----------------
 End of period* .........................................................   $       5,459,063            $       6,015,919
                                                                            ==================           =================
 * (Including undistributed net investment income/loss) .................   $          (4,885)           $           4,060





    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                         VIF - U.S. SMALL CAP FUND
                                                                               ----------------------------------------------
                                                                               FOR THE SIX MONTHS
                                                                                     ENDED                     FOR THE YEAR
                                                                                 JUNE 30, 2002                    ENDED
                                                                                  (UNAUDITED)               DECEMBER 31, 2001
                                                                               ------------------           -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net loss .................................................................   $        (19,507)            $       (31,512)
   Net realized gains (loss) on investment transactions .....................            639,202                    (238,333)
   Net change in unrealized appreciation (depreciation) on investment
       transactions .........................................................           (936,058)                    286,482
                                                                               ------------------           -----------------
    Net increase in net assets resulting from operations ....................           (316,363)                     16,637
                                                                               ------------------           -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Excess of net realized gains .............................................                -                      (275,826)
                                                                               ------------------           -----------------
      Total dividends and distributions to shareholders .....................                -                      (275,826)
                                                                               ------------------           -----------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ..............................................             48,761                      38,406
   Dividends reinvested .....................................................                  -                     275,826
   Cost of shares redeemed ..................................................            (24,705)                    (23,853)
                                                                               ------------------           -----------------
      Net increase in net assets from capital
         share transactions .................................................             24,056                     290,379
                                                                               ------------------           -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .....................................           (292,307)                     31,190
NET ASSETS:
   Beginning of period ......................................................          3,076,668                   3,045,478
                                                                               ------------------           -----------------
   End of period* ...........................................................   $      2,784,361             $     3,076,668
                                                                               ==================           =================
  * (Undistributed net investment loss) .....................................   $        (19,507)            $           -





    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                               VIF - TOTAL RETURN FUND
                                                                                      ------------------------------------------
                                                                                      FOR THE SIX MONTHS
                                                                                            ENDED                FOR THE YEAR
                                                                                        JUNE 30, 2002                ENDED
                                                                                         (UNAUDITED)           DECEMBER 31, 2001
                                                                                      ------------------       -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...........................................................  $           49,823       $         104,265
   Net realized gain (loss) on investment transactions .............................              20,305                  (5,771)
   Net change in unrealized appreciation/depreciation on investment transactions ...             (10,889)                 36,321
                                                                                      ------------------       -----------------
    Net increase in net assets resulting from operations ...........................              59,239                 134,815
                                                                                      ------------------       -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................................................                 -                  (104,265)
   Excess of net investment income .................................................                 -                    (5,409)
                                                                                      ------------------       -----------------
      Total dividends and distributions to shareholders ............................                 -                  (109,674)
                                                                                      ------------------       -----------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .....................................................              48,750               1,000,161
   Dividends reinvested ............................................................                 -                   109,674
   Cost of shares redeemed .........................................................          (1,040,475)               (285,230)
                                                                                      ------------------       -----------------
      Net increase (decrease) in net assets from capital
         share transactions ........................................................            (991,725)                824,605
                                                                                      ------------------       -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................            (932,486)                849,746

NET ASSETS:
   Beginning of period .............................................................           2,802,974               1,953,228
                                                                                      ------------------       -----------------
   End of period * .................................................................  $        1,870,488       $       2,802,974
                                                                                      ==================       =================
  * (Including undistributed net investment income) ................................  $          154,299       $         104,476




    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                                               VIF - U.S. GOVERNMENT SECURITIES FUND
                                                                         -----------------------------------------------
                                                                         FOR THE SIX MONTHS
                                                                               ENDED                      FOR THE YEAR
                                                                           JUNE 30, 2002                     ENDED
                                                                            (UNAUDITED)                DECEMBER 31, 2001
                                                                         ------------------            -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income ...............................................  $        723,757              $     1,849,408
  Net realized gains on investment transactions .......................           434,175                      900,701
  Net change in unrealized depreciation on investment transactions ....           (53,522)                    (253,424)
                                                                         ------------------            -----------------
  Net increase in net assets resulting from operations ................         1,104,410                    2,496,685
                                                                         ------------------            -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ...............................................               -                     (1,615,546)
  Net realized gains ..................................................               -                        (32,850)
                                                                         ------------------            -----------------
    Total dividends and distributions to shareholders .................               -                     (1,648,396)
                                                                         ------------------            -----------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued .........................................           686,084                    3,573,782
  Dividends Reinvested ................................................               -                      1,648,395
  Cost of shares redeemed .............................................       (12,313,959)                  (1,842,889)
                                                                         ------------------            -----------------
    Net increase (decrease) in net assets from capital
      share transactions ..............................................       (11,627,875)                   3,379,288
                                                                         ------------------            -----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............................       (10,523,465)                   4,227,577

NET ASSETS:
  Beginning of period .................................................        40,713,609                   36,486,032
                                                                         ------------------            -----------------
  End of period * .....................................................  $     30,190,144              $    40,713,609
                                                                         ==================            =================
  * (Including undistributed net investment income) ...................  $      2,576,881              $     1,853,124







    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                              FINANCIAL HIGHLIGHTS
                              VIF- HIGH YIELD FUND

                                                         FOR THE SIX MONTHS            FOR THE YEAR          FOR THE YEAR
                                                         ENDED JUNE 30, 2002               ENDED                 ENDED
                                                             (UNAUDITED)            DECEMBER 31, 2001      DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                     $            8.35          $            8.44      $           9.50
                                                         ------------------         ------------------     -----------------
       Net investment income                                          0.33                       0.76                  0.84
       Net realized and unrealized gain (loss)                       (0.33)                     (0.11)                (1.03)
                                                         ------------------         ------------------     -----------------
         Total income (loss) from investment operations                -                         0.65                 (0.19)
                                                         ------------------         ------------------     -----------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
       Net investment income                                         (0.31)                     (0.74)                (0.84)
       Excess of net investment income                                 -                          -                   (0.03)
       Net realized gains                                              -                          -                     -
                                                         ------------------         ------------------     -----------------
         Total dividends and distributions                           (0.31)                     (0.74)                (0.87)
                                                         ------------------         ------------------     -----------------
         Net change in net asset value per share                     (0.31)                     (0.09)                (1.06)
                                                         ------------------         ------------------     -----------------
NET ASSET VALUE, END OF PERIOD                           $            8.04          $            8.35      $           8.44
                                                         ==================         ==================     =================
TOTAL RETURN (a)                                                    (0.07%)(b)                  7.76%                (2.11%)
RATIOS/SUPPLEMENTAL DATA:
       Net assets at end of period (in thousands)        $          22,942          $          36,940      $         32,059
Ratios to average net assets:
       Expenses**                                                    1.15% (c)                  1.15%                 1.15%
       Net investment income                                         7.37% (c)                  8.99%                 8.60%
Ratios to average net assets prior to
voluntary Reimbursement:
       Expense                                                       1.29% (c)                  1.25%                 1.44% (e)
       Net investment income                                         7.23% (c)                  8.89%                 8.31% (e)
PORTFOLIO TURNOVER RATE                                                19%                        14%                   19%


                                                                                                                 FOR THE PERIOD
                                                         FOR THE YEAR         FOR THE NINE         FOR THE       APRIL 1, 1996*
                                                             ENDED            MONTHS ENDED        YEAR ENDED        THROUGH
                                                       DECEMBER 31, 1999   DECEMBER 31, 1998    MARCH 31, 1998   MARCH 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.40         $     11.00         $  10.37        $     10.00 (d)
                                                           ----------         -----------         --------        -----------
       Net investment income                                     0.82                0.65             0.86               0.78
       Net realized and unrealized gain (loss)                  (0.85)              (0.53)            0.63               0.37
                                                           ----------         -----------         --------        -----------
         Total income (loss) from investment operations         (0.03)               0.12             1.49               1.15
                                                           ----------         -----------         --------        -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
       Net investment income                                    (0.82)              (0.65)           (0.86)             (0.78)
       Excess of net investment income                          (0.01)              (0.02)             -                  -
       Net realized gains                                       (0.04)              (0.05)             -                  -
                                                           ----------         -----------         --------        -----------
         Total dividends and distributions                      (0.87)              (0.72)           (0.86)             (0.78)
                                                           ----------         -----------         --------        -----------
         Net change in net asset value per share                (0.90)              (0.60)            0.63               0.37
                                                           ----------         -----------         --------        -----------
NET ASSET VALUE, END OF PERIOD                             $     9.50         $     10.40         $  11.00        $     10.37
                                                           ==========         ===========         ========        ===========
TOTAL RETURN (a)                                               (0.29%)              1.15% (b)       14.84%             11.90% (b)
RATIOS/SUPPLEMENTAL DATA:
       Net assets at end of period (in thousands)          $   48,200         $    44,354         $ 31,675        $    25,114
Ratios to average net assets:
       Expenses**                                               1.15%               1.15% (c)        1.15%              1.15% (c)
       Net investment income                                    8.24%               8.25% (c)        7.98%              7.45% (c)
Ratios to average net assets prior to
voluntary Reimbursement:
       Expense                                                  1.41% (e)           1.55% (c)(e)     1.55% (e)          2.26% (c)(e)
       Net investment income                                    7.98% (e)           7.85% (c)(e)     7.58% (e)          6.34% (c)(e)
PORTFOLIO TURNOVER RATE                                           19%                 14%              32%                 4%


*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.
(e) Unaudited.


    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIBLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                        VIF - EMERGING MARKETS BOND FUND

                                                            FOR THE SIX MONTHS        FOR THE YEAR             FOR THE YEAR
                                                           ENDED JUNE 30, 2002            ENDED                   ENDED
                                                               (UNAUDITED)          DECEMBER 31, 2001       DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                          $        7.63           $       8.22            $         8.46
                                                              -------------           ------------            --------------
      Net investment income                                            0.36                   0.85                      0.94
      Net realized and unrealized gain (loss)                         (0.85)                 (0.59)                    (0.23)
                                                              -------------           ------------            --------------
        Total income (loss) from investment operations                (0.49)                  0.26                      0.71
                                                              -------------           ------------            --------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                           (0.36)                 (0.85)                    (0.94)
      Excess of net investment income                                   -                      -                       (0.01)
      Net realized gains                                                -                      -                         -
                                                              -------------           ------------            --------------
         Total dividends and distributions                            (0.36)                 (0.85)                    (0.95)
                                                              -------------           ------------            --------------
        Net change in net asset value per share                       (0.85)                 (0.59)                    (0.24)
                                                              -------------           ------------            --------------
NET ASSET VALUE, END OF PERIOD                                $        6.78           $       7.63            $         8.22
                                                              =============           ============            ==============
TOTAL RETURN (a)                                                     (6.64%)(b)              3.26%                     8.71%
RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)              $       6,600           $      7,087            $        6,950
Ratios to average net assets:
      Expenses**                                                      1.30% (c)              1.38%                     1.47%
      Net investment income                                           9.52% (c)             10.51%                    11.17%
Ratios to average net assets prior to
voluntary Reimbursement:
      Expense                                                         1.76% (c)              1.84%                     2.03% (e)
      Net investment income                                           9.06% (c)             10.05%                    10.61% (e)
PORTFOLIO TURNOVER RATE                                                103%                    71%                       72%


                                                                                                                   FOR THE PERIOD
                                                           FOR THE YEAR        FOR THE NINE          FOR THE      AUGUST 28, 1996*
                                                              ENDED            MONTHS ENDED        YEAR ENDED          THROUGH
                                                        DECEMBER 31, 1999   DECEMBER 31, 1998    MARCH 31, 1998     MARCH 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                        $      7.60          $ 10.55             $ 10.30          $ 10.00 (d)
                                                            -----------          -------             -------          -------
      Net investment income                                        0.94             0.66                0.86             0.48
      Net realized and unrealized gain (loss)                      0.86            (2.79)               0.27             0.34
                                                            -----------          -------             -------          -------
        Total income (loss) from investment operations             1.80            (2.13)               1.13             0.82
                                                            -----------          -------             -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                       (0.94)           (0.66)              (0.86)           (0.48)
      Excess of net investment income                               -              (0.07)              (0.02)             -
      Net realized gains                                            -              (0.09)                -              (0.04)
                                                            -----------          -------             -------          -------
         Total dividends and distributions                        (0.94)           (0.82)              (0.88)           (0.52)
                                                            -----------          -------             -------          -------
        Net change in net asset value per share                    0.86            (2.95)               0.25             0.30
                                                            -----------          -------             -------          -------
NET ASSET VALUE, END OF PERIOD                              $      8.46          $  7.60             $ 10.55          $ 10.30
                                                            ===========          =======             =======          =======
TOTAL RETURN (a)                                                 25.19%          (20.36%)(b)          11.26%            8.29% (b)
RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)            $     7,686          $ 5,575             $ 5,780          $ 4,346
Ratios to average net assets:
      Expenses**                                                  1.50%            1.50% (c)           1.50%            1.50% (c)
      Net investment income                                      12.11%           10.38% (c)           8.27%            8.04% (c)
Ratios to average net assets prior to
voluntary Reimbursement:
      Expense                                                     2.59% (e)        2.92% (c)(e)        2.66% (e)        4.88% (c)(e)
      Net investment income                                      11.02% (e)        8.96% (c)(e)        7.11% (e)        4.66% (c)(e)
PORTFOLIO TURNOVER RATE                                             71%             100%                 53%              96%


*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.
(e) Unaudited.




    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                              DJG VALUE EQUITY FUND

                                                                    FOR THE SIX MONTHS       FOR THE YEAR          FOR THE YEAR
                                                                   ENDED JUNE 30, 2002           ENDED                 ENDED
                                                                       (UNAUDITED)         DECEMBER 31, 2001     DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 13.94               $ 14.09               $ 14.30
                                                                         -------               -------               -------
      Net investment income                                                (0.02)                 0.01                  0.08
      Net realized and unrealized gain (loss)                              (1.75)                 0.73                  0.73
                                                                         -------               -------               -------
        Total income (loss) from investment operations                     (1.77)                 0.74                  0.81
                                                                         -------               -------               -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                                  -                   (0.08)                (0.03)
      Net realized gains                                                     -                   (0.81)                (0.99)
                                                                         -------               -------               -------
        Total dividends and distributions                                    -                   (0.89)                (1.02)
                                                                         -------               -------               -------
        Net change in net asset value per share                            (1.77)                (0.15)                (0.21)
                                                                         -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                           $ 12.17               $ 13.94               $ 14.09
                                                                         =======               =======               =======
TOTAL RETURN (a)                                                         (12.70%)(b)             5.19%                 5.81%
RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)                         $ 5,459               $ 6,016               $ 5,486
Ratios to average net assets:
      Expenses**                                                           1.12% (c)             1.11%                 1.23%
      Net investment income (loss)                                        (0.30%)(c)             0.07%                 0.66%
Ratios to average net assets prior to voluntary Reimbursement:
      Expense                                                              1.63% (c)             1.66%                 1.94% (e)
      Net investment loss                                                 (0.81%)(c)            (0.48%)               (0.05%)(e)
PORTFOLIO TURNOVER RATE                                                      11%                   40%                   52%


                                                                                                                FOR THE PERIOD
                                                                     FOR THE YEAR          FOR THE NINE         APRIL 11, 1997*
                                                                        ENDED              MONTHS ENDED             THROUGH
                                                                  DECEMBER 31, 1999     DECEMBER 31, 1998       MARCH 31, 1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 11.91              $  14.94                $ 10.00 (d)
                                                                       -------              --------                -------
      Net investment income                                               0.02                  0.05                   0.02
      Net realized and unrealized gain (loss)                             2.76                 (2.16)                  4.92
                                                                       -------              --------                -------
        Total income (loss) from investment operations                    2.78                 (2.11)                  4.94
                                                                       -------              --------                -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                              (0.02)                (0.03)                     -
      Net realized gains                                                 (0.37)                (0.89)                     -
                                                                       -------              --------                -------
        Total dividends and distributions                                (0.39)                (0.92)                     -
                                                                       -------              --------                -------
        Net change in net asset value per share                           2.39                 (3.03)                  4.94
                                                                       -------              --------                -------
NET ASSET VALUE, END OF PERIOD                                         $ 14.30              $  11.91                $ 14.94
                                                                       =======              ========                =======
TOTAL RETURN (A)                                                        23.37%               (14.75%)(b)             49.40% (b)
RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)                       $ 4,352              $  2,164                $ 2,018
Ratios to average net assets:
      Expenses**                                                         1.25%                 1.25% (c)              1.25% (c)
      Net investment income (loss)                                       0.28%                 0.29% (c)              0.16% (c)
Ratios to average net assets prior to voluntary Reimbursement:
      Expense                                                            2.99% (e)             4.95% (c)(e)           5.11% (c)(e)
      Net investment loss                                               (1.46%)(e)            (3.41%)(c)(e)          (3.70%)(c)(e)
PORTFOLIO TURNOVER RATE                                                    39%                   21%                    33%

*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.
(e) Unaudited.





    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                            VIF - U.S. SMALL CAP FUND

                                                             FOR THE SIX MONTHS      FOR THE YEAR          FOR THE YEAR
                                                             ENDED JUNE 30, 2002         ENDED                 ENDED
                                                                 (UNAUDITED)       DECEMBER 31, 2001     DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 14.80              $ 16.19               $ 17.20
                                                                   -------              -------               -------
     Net investment loss                                             (0.09)                 -                     -
     Net realized and unrealized gain (loss)                         (1.42)                0.07                  0.10
                                                                   -------              -------               -------
       Total income (loss) from investment operations                (1.51)                0.07                  0.10
                                                                   -------              -------               -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net realized gains                                                -                  (1.46)                (1.11)
                                                                   -------              -------               -------
       Total dividends and distributions                               -                  (1.46)                (1.11)
                                                                   -------              -------               -------
       Net change in net asset value per share                       (1.51)               (1.39)                (1.01)
                                                                   -------              -------               -------
NET ASSET VALUE, END OF PERIOD                                     $ 13.29              $ 14.80               $ 16.19
                                                                   =======              =======               =======
TOTAL RETURN (a)                                                   (10.20%)(b)            0.43%                 0.66%
RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                    $ 2,784              $ 3,077               $ 3,045
Ratios to average net assets:
     Expenses**                                                      1.50% (c)            1.50%                 1.48%
     Net investment loss                                            (1.31%)(c)           (1.06%)               (0.76%)
Ratios to average net assets prior to
voluntary Reimbursement:
     Expense                                                         2.68% (c)            2.61%                 2.76% (e)
     Net investment loss                                            (2.49%)(c)           (2.17%)               (2.04%)(e)
PORTFOLIO TURNOVER RATE                                               119%                  14%                   34%


                                                               FOR THE YEAR          FOR THE NINE               FOR THE PERIOD
                                                                   ENDED             MONTHS ENDED          APRIL 11, 1997* THROUGH
                                                             DECEMBER 31, 1999     DECEMBER 31, 1998            MARCH 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 11.34                $ 14.14                    $ 10.00 (d)
                                                                  -------                -------                    -------
     Net investment loss                                            (0.15)                 (0.08)                     (0.08)
     Net realized and unrealized gain (loss)                         6.27                  (1.50)                      4.22
                                                                  -------                -------                    -------
       Total income (loss) from investment operations                6.12                  (1.58)                      4.14
                                                                  -------                -------                    -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net realized gains                                             (0.26)                 (1.22)                       -
                                                                  -------                -------                    -------
       Total dividends and distributions                            (0.26)                 (1.22)                       -
                                                                  -------                -------                    -------
       Net change in net asset value per share                       5.86                  (2.80)                      4.14
                                                                  -------                -------                    -------
NET ASSET VALUE, END OF PERIOD                                    $ 17.20                $ 11.34                    $ 14.14
                                                                  =======                =======                    =======
TOTAL RETURN (a)                                                   54.00%                (11.95%)(b)                 41.40% (b)
RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                   $ 1,926                $ 1,218                    $ 1,394
Ratios to average net assets:
     Expenses**                                                     1.50%                  1.50% (c)                  1.50% (c)
     Net investment loss                                           (1.19%)                (0.92%)(c)                 (0.74%)(c)
Ratios to average net assets prior to
voluntary Reimbursement:
     Expense                                                        6.19% (e)              7.73% (c)(e)               6.70% (c)(e)
     Net investment loss                                           (5.88%)(e)             (7.16%)(c)(e)              (5.95%)(c)(e)
PORTFOLIO TURNOVER RATE                                               31%                    39%                        51%

*   Commencement of operations.

** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.
(e) Unaudited.



    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             VIF - TOTAL RETURN FUND

                                                           FOR THE SIX MONTHS      FOR THE YEAR          FOR THE YEAR
                                                           ENDED JUNE 30, 2002         ENDED                 ENDED
                                                               (UNAUDITED)       DECEMBER 31, 2001     DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.30              $ 10.01              $  9.58
                                                                 -------              -------              -------
     Net investment income                                          0.49                 0.24                 0.13
     Net realized and unrealized gain (loss)                       (0.18)                0.47                 0.65
                                                                 -------              -------              -------
       Total income (loss) from investment operations               0.31                 0.71                 0.78
                                                                 -------              -------              -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income                                           -                  (0.42)               (0.35)
     Net realized gains                                              -                    -                    -
                                                                 -------              -------              -------
       Total dividends and distributions                             -                  (0.42)               (0.35)
                                                                 -------              -------              -------
       Net change in net asset value per share                      0.31                 0.29                 0.43
                                                                 -------              -------              -------
NET ASSET VALUE, END OF PERIOD                                   $ 10.61              $ 10.30              $ 10.01
                                                                 =======              =======              =======
TOTAL RETURN (a)                                                   3.01% (b)            7.10%                8.21%
RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                  $ 1,870              $ 2,803              $ 1,953
Ratios to average net assets:
     Expenses**                                                    0.80% (c)            0.80%                0.79%
     Net investment income                                         5.00% (c)            4.96%                6.26%
Ratios to average net assets prior to
voluntary Reimbursement:
     Expense                                                       3.48% (c)            3.03%                3.89% (e)
     Net investment income (loss)                                  2.32% (c)            2.73%                3.27% (e)
PORTFOLIO TURNOVER RATE                                           25.00%                  77%                  75%


                                                                FOR THE YEAR            FOR THE PERIOD
                                                                    ENDED           JUNE 30, 1998* THROUGH
                                                              DECEMBER 31, 1999        DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                              $  10.17                  $ 10.00 (d)
                                                                  --------                  -------
     Net investment income                                            0.74                     0.25
     Net realized and unrealized gain (loss)                         (0.97)                   (0.08)
                                                                  --------                  -------
       Total income (loss) from investment operations                (0.23)                    0.17
                                                                  --------                  -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income                                           (0.34)                     -
     Net realized gains                                              (0.02)                     -
                                                                  --------                  -------
       Total dividends and distributions                             (0.36)                     -
                                                                  --------                  -------
       Net change in net asset value per share                       (0.59)                    0.17
                                                                  --------                  -------
NET ASSET VALUE, END OF PERIOD                                    $   9.58                  $ 10.17
                                                                  ========                  =======
TOTAL RETURN (a)                                                    (2.18%)                   1.70% (b)
RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                   $    818                  $ 1,001
Ratios to average net assets:
     Expenses**                                                      0.80%                    0.80% (c)
     Net investment income                                           5.48%                    5.35% (c)
Ratios to average net assets prior to
voluntary Reimbursement:
     Expense                                                         7.33% (e)               16.02% (c)(e)
     Net investment income (loss)                                   (1.05%)(e)               (9.87%)(c)(e)
PORTFOLIO TURNOVER RATE                                                81%                      58%

*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.
(e) Unaudited.





    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                      VIF - U.S. GOVERNMENT SECURITIES FUND

                                                          FOR THE SIX MONTHS
                                                         ENDED JUNE 30, 2002      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                                             (UNAUDITED)           DECEMBER 31, 2001       DECEMBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.16                 $  10.92                $   9.94
                                                               --------                 --------                --------
     Net investment income                                         0.48                     0.49                    0.36
     Net realized and unrealized gain (loss)                      (0.12)                    0.22                    0.84
                                                               --------                 --------                --------
       Total income (loss) from investment operations              0.36                     0.71                    1.20
                                                               --------                 --------                --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income                                          -                      (0.46)                  (0.22)
     Net realized gains                                             -                      (0.01)                    -
                                                               --------                 --------                --------
       Total dividends and distributions                            -                      (0.47)                  (0.22)
                                                               --------                 --------                --------
       Net change in net asset value per share                     0.36                     0.24                    0.98
                                                               --------                 --------                --------
NET ASSET VALUE, END OF PERIOD                                 $  11.52                 $  11.16                $  10.92
                                                               ========                 ========                ========
TOTAL RETURN (a)                                                  3.23% (b)                6.52%                  12.02%
RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                $ 30,190                 $ 40,714                $ 36,486
Ratios to average net assets:
     Expenses***                                                  0.60% (c)                0.60%                   0.60%
     Net investment income                                        3.89% (c)                4.69%                   5.81%
Ratios to average net assets prior to
voluntary Reimbursement:
     Expense                                                      0.71% (c)                0.68%                   0.84% (e)
     Net investment income (loss)                                 3.78% (c)                4.61%                   5.57% (e)
PORTFOLIO TURNOVER RATE                                            294%                     244%                    538%


                                                                FOR THE PERIOD                 FOR THE PERIOD
                                                            APRIL 1, 1999 THROUGH         AUGUST 24, 1998* THROUGH
                                                             DECEMBER 31, 1999**             SEPTEMBER 25, 1998
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                               $  10.00                        $ 10.00 (d)
                                                                   --------                        -------
     Net investment income                                             0.34                            -
     Net realized and unrealized gain (loss)                          (0.40)                          0.23
                                                                   --------                        -------
       Total income (loss) from investment operations                 (0.06)                          0.23
                                                                   --------                        -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income                                              -                              -
     Net realized gains                                                 -                              -
                                                                   --------                        -------
       Total dividends and distributions                                -                              -
                                                                   --------                        -------
       Net change in net asset value per share                        (0.06)                          0.23
                                                                   --------                        -------
NET ASSET VALUE, END OF PERIOD                                     $   9.94                        $ 10.23
                                                                   ========                        =======
TOTAL RETURN (a)                                                     (0.60%)(b)                       2.30% (b)
RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                    $ 17,332                        $   -
Ratios to average net assets:
     Expenses***                                                      0.60% (c)                      0.60% (c)
     Net investment income                                            5.08% (c)                      4.04% (c)
Ratios to average net assets prior to
voluntary Reimbursement:
     Expense                                                          1.12% (c)(e)                  63.46% (c)(e)
     Net investment income (loss)                                     4.56% (c)(e)                 (58.82%)(c)(e)
PORTFOLIO TURNOVER RATE                                                130%                           107%

*   Commencement of operations.
** The OFFIT VIF - U.S. Government Securities Fund commenced operations on August 24, 1998. The last remaining outstanding shares were redeemed on September 25, 1998. The Fund recommenced operations on April 1, 1999, at an NAV of $10.00.
*** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.
(e) Unaudited.


    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

The OFFIT Variable Insurance Fund, Inc. (the "Company") was incorporated in Maryland on July 1, 1994. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company consists of nine separately managed funds, of which six, OFFIT VIF-High Yield Fund (VIF-High Yield Fund), OFFIT VIF-Emerging Markets Bond Fund (VIF-Emerging Markets Bond
Fund), DJG Value Equity Fund, OFFIT VIF-U.S. Small Cap Fund (VIF-U.S. Small Cap
Fund), OFFIT VIF-Total Return Fund (VIF-Total Return Fund) and OFFIT VIF-U.S. Government Securities Fund (VIF-U.S. Government Securities Fund) (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

         VIF-High Yield Fund                         April 1, 1996
         VIF-Emerging Markets Bond Fund              August 28, 1996
         DJG Value Equity Fund                       April 11, 1997
         VIF-U.S. Small Cap Fund                     April 11, 1997
         VIF-Total Return Fund                       June 30, 1998
         VIF-U.S. Government Securities Fund         August 24, 1998

The VIF-High Yield Fund, VIF-Emerging Markets Bond Fund, VIF-Total Return Fund and VIF-U.S. Government Securities Fund operate as non-diversified, open-end management investment companies. The DJG Value Equity Fund and VIF-U.S. Small Cap Fund operate as diversified, open-end management investment companies.

The VIF-High Yield Fund seeks to provide investors with a high level of current income by investing primarily in high yield, high-risk corporate debt securities and sovereign debt obligations. The VIF-Emerging Markets Bond Fund seeks to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries. The DJG Value Equity Fund seeks to achieve its objectives of long-term appreciation and preservation of capital by researching and investing in equity securities priced at a discount to their intrinsic values. The VIF-U.S. Small Cap Fund invests primarily in a diversified portfolio of securities of smaller companies located in the United States to achieve its investment objective of capital appreciation. The VIF-Total Return Fund invests primarily in a portfolio of fixed income securities of varying maturities. The VIF-U.S. Government Securities Fund objective is to seek current income consistent with preservation of capital.

OFFITBANK serves as the VIF-High Yield, VIF-Emerging Markets Bond, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Funds' investment adviser. David J. Greene and Company serve as the DJG Value Equity Fund's investment adviser. Evergreen Investment Services Inc., serves as the sub-adviser for the VIF-U.S. Small Cap Fund. PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Financial Services Group, provides administrative, fund accounting, transfer and dividend disbursing agent services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor"), serves as the distributor of the Funds' shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PORTFOLIO VALUATIONS (CONTINUED):

approximates market value, and, if applicable, adjusted for foreign exchange translation. Investments in registered investment companies are valued at net asset value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

ORGANIZATIONAL EXPENSES:

Costs incurred in connection with the organization and initial registration of Funds which commenced operations prior to July 1, 1998 have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations. For Funds commencing operations after July 1, 1998, organizational costs are expensed as they occur.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the VIF-High Yield Fund's net investment income, if any, are declared daily and paid monthly. Dividends from the VIF-Emerging Markets Bond Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the DJG Value Equity, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Securities Funds' net investment income, if any, are declared and paid annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatment for income transactions, paydown gains and losses on mortgage and asset-backed securities and losses deferred due to wash sales. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital and currency losses incurred within the Funds' fiscal year but after October 31 are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital losses as follows:

                                                    Capital Loss
                                                      Deferred
                                                   ---------------
VIF-High Yield Fund                                  $  499,412
VIF Emerging Markets Bond Fund                            2,501
DJG Value Equity Fund                                     3,202


For federal income tax purposes, the following Funds have capital loss carry-forwards:

Date of Expiration:
-------------------                VIF-High           VIF-Emerging            VIF-U.S.           VIF-Total
                                  Yield Fund        Markets Bond Fund      Small Cap Fund      Return Fund
                               ----------------     -----------------      --------------     --------------
2006.....................         $        -            $1,181,907             $      -          $      -
2007.....................             46,350                     -                    -            26,641
2008.....................          2,334,106                41,642                    -            37,401
2009.....................          2,384,544                     -              289,444             6,458
                               ----------------     -----------------      --------------     --------------
Total....................         $4,765,000            $1,223,549             $289,444          $ 70,500
                               ================     =================      ==============     ==============


Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of each amount.

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at no less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

The Funds may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings and transactions.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk, which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2002 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

At June 30, 2002, there were no outstanding forward currency contracts for the VIF-High Yield Fund, VIF-Emerging Markets Bond, DJG Value Equity, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Securities Funds. Certain of the Funds may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with OFFITBANK (the "Adviser"). Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200 million of average daily net assets for the VIF-High Yield Fund and 0.75% of average daily net assets in excess of $200 million; 0.90% of the first $200 million of average daily net assets for the VIF-Emerging Markets Bond Fund and 0.80% of average daily net assets in excess of $200 million; 1.00% of average daily net assets for the VIF-U.S. Small Cap Fund; 0.80% of average daily net assets for the VIF-Total Return Fund; 0.35% of average daily net assets for the VIF-U.S. Government Securities Fund. Rockefeller & Company, Inc. serves as sub-adviser for the VIF-U.S. Small Cap Fund and is entitled to a fee from the Adviser that is calculated daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to the terms of its Investment Advisory Agreement, David J. Greene and Company is entitled to a fee that is calculated daily and payable monthly at the annual rate of 0.80% of the average daily net assets of the DJG Value Equity Fund. The table below indicates the amount of advisory fee waived for the six months ended June 30, 2002:

        -----------------------------------------------------
        VIF-High Yield Fund                           $10,887
        -----------------------------------------------------
        VIF-U.S. Small Cap Fund                         3,634
        -----------------------------------------------------
        VIF-Total Return Fund                           7,973
        -----------------------------------------------------
        VIF-U.S. Government Securities Fund             8,451
        -----------------------------------------------------

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

--------------------------------------------------------------------------------

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The table below indicates the amount of administration fee waived for the six months ended June 30, 2002:

      ------------------------------------------------------
       VIF-High Yield Fund                          $ 4,768
      ------------------------------------------------------
       VIF-Emerging Markets Bond Fund                 4,407
      ------------------------------------------------------
       DJG Value Equity Fund                          3,756
      ------------------------------------------------------
       VIF-U.S. Small Cap Fund                        1,858
      ------------------------------------------------------
       VIF-Total Return Fund                          1,246
      ------------------------------------------------------
       VIF-U.S. Government Securities Fund            5,586
      ------------------------------------------------------

The table below indicates the amount of accounting fee waived for the six months ended June 30, 2002:

      ------------------------------------------------------
       VIF-High Yield Fund                          $ 2,258
      ------------------------------------------------------
       VIF-Emerging Markets Bond Fund                 7,500
      ------------------------------------------------------
       DJG Value Equity Fund                          7,500
      ------------------------------------------------------
       VIF-U.S. Small Cap Fund                        7,500
      ------------------------------------------------------
       VIF-Total Return Fund                          7,500
      ------------------------------------------------------
       VIF-U.S. Government Securities Fund            1,250
      ------------------------------------------------------

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of transfer agent fee waived for the six months ended June 30, 2002:

      ------------------------------------------------------
       VIF-High Yield Fund                          $ 4,200
      ------------------------------------------------------
       VIF-Emerging Markets Bond Fund                 4,246
      ------------------------------------------------------
       DJG Value Equity Fund                          4,515
      ------------------------------------------------------
       VIF-U.S. Small Cap Fund                        4,515
      ------------------------------------------------------
       VIF-Total Return Fund                          4,353
      ------------------------------------------------------
       VIF-U.S. Government Securities Fund            4,370
      ------------------------------------------------------

The Company has entered into a distribution agreement (the "Distribution Agreement') with the Distributor. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. There is no fee payable under the Distribution Agreement.

OFFITBANK and David J. Greene and Company have voluntarily agreed to limit the expenses for the Funds to 1.15%, 1.50%, 1.25%, 1.50%, 0.80% and 0.60% of average daily net assets for the VIF-High Yield Fund, VIF-Emerging Markets Bond Fund, DJG Value Equity Fund, VIF-U.S. Small Cap Fund, VIF-Total Return and VIF U.S. Government Securities Fund, respectively. In order to maintain these expense limitations, for the six months ended June 30, 2002, the Adviser has waived all or a portion of their advisory fee and have also agreed to reimburse the VIF-Total Return Fund for expenses in the amount of $5,641.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

--------------------------------------------------------------------------------

NOTE 4 -- SECURITIES TRANSACTIONS

For the six months ended June 30, 2002 the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments) were as follows:

                                                 Common Stocks
                                               and Corporate Bonds              U.S. Government Obligations
                                          ----------------------------       ------------------------------------
                                          Purchases           Sales            Purchases                 Sales
                                          ---------           -----            ---------                 -----
VIF-High Yield Fund                       $5,447,004       $11,318,500       $          -           $           -
VIF-Emerging Fund                          7,233,490         6.968,586                  -                       -
DJG Value Equity Fund                      1,117,300           515,513                  -                       -
VIF-U.S. Small Cap Fund                    3,454,939         3,239,489                  -                 631,089
VIF-Total Return Fund                        137,308           414,988            332,793                 631,089
VIF-U.S. Government Securities Fund                -                 -        101,986,816             113,285,355

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

The Company's Articles of Incorporation permit the Company to issue nine billion shares (par value $0.001). Transactions in shares of common stock for the six months ended June 30, 2002 and the year ended December 31 2001, respectively, were as follows:

                                                                        VIF-HIGH YIELD FUND
                                         ----------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                               YEAR ENDED
                                                     JUNE 30, 2002                             DECEMBER 31, 2001
                                         --------------------------------------      --------------------------------------
                                             SHARES                AMOUNT                SHARES                AMOUNT
                                         ---------------      -----------------      ----------------     -----------------
Shares issued..................                36,834           $      306,104            485,854               $4,215,843
Shares reinvested..............               114,446                1,194,695            353,397                3,036,389
Shares redeemed................            (1,749,988)             (14,597,583)          (213,388)              (1,849,448)
                                         ---------------      -----------------      ----------------     -----------------
Net increase (decrease)........            (1,568,708)            $(13,096,784)           625,863               $5,402,784
                                         ===============      =================      ================     =================

                                                                  VIF-EMERGING MARKETS BOND FUND
                                         ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                               YEAR ENDED
                                                     JUNE 30, 2002                            DECEMBER 31, 2001
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                   200               $    1,540              8,565               $   71,554
Shares reinvested..............                46,569                  335,381             93,429                  741,589
Shares redeemed................                (2,150)                 (16,360)           (18,624)                (155,041)
                                         ---------------      -----------------      ----------------     ----------------
Net increase...................                44,619                 $320,561             83,370                $ 658,102
                                         ===============      =================      ================     ================

                                                                      DJG VALUE EQUITY FUND
                                         ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                               YEAR ENDED
                                                     JUNE 30, 2002                            DECEMBER 31, 2001
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                28,875                 $382,632               19,659            $275,344
Shares reinvested..............                     -                        -               25,953             361,004
Shares redeemed................                (1,701)                (153,161)              (3,210)            (46,501)
                                         ---------------      -----------------      ----------------     ----------------
Net increase...................                17,034                 $229,471               42,402            $589,847
                                         ===============      =================      ================     ================

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                     VIF-U.S. SMALL CAP FUND
                                         ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                               YEAR ENDED
                                                     JUNE 30, 2002                            DECEMBER 31, 2001
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                 3,297                  $48,761               2,581            $  38,406
Shares reinvested..............                     -                        -              18,675              275,826
Shares redeemed................                (1,701)                 (24,705)             (1,517)             (23,853)
                                         ---------------      -----------------      ----------------     ----------------
Net increase...................                 1,596                  $24,056              19,739             $290,379
                                         ===============      =================      ================     ================

                                                                      VIF-TOTAL RETURN FUND
                                         ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                               YEAR ENDED
                                                     JUNE 30, 2002                            DECEMBER 31, 2001
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                 4,643               $   48,750             93,803               $1,000,161
Shares reinvested..............                     -                        -             10,689                  109,674
Shares redeemed................              (100,459)              (1,040,475)           (27,615)                (285,230)
                                         ---------------      -----------------      ----------------     ----------------
Net increase (decrease)........               (95,816)               $(991,725)            76,877              $   824,605
                                         ===============      =================      ================     ================

                                                               VIF-U.S. GOVERNMENT SECURITIES FUND
                                         ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                               YEAR ENDED
                                                     JUNE 30, 2002                            DECEMBER 31, 2001
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                60,506           $      686,084            322,676               $3,573,782
Shares reinvested..............                     -                        -            148,237                1,648,395
Shares redeemed................            (1,086,990)             (12,313,959)          (165,093)              (1,842,889)
                                         ---------------      -----------------      ----------------     ----------------
Net increase (decrease)........            (1,026,484)            $(11,627,875)           305,820               $3,379,288
                                         ===============      =================      ================     ================


NOTE 6 -- OTHER MATTERS

The VIF-High Yield Fund and the VIF-Emerging Markets Bond Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS                                INVESTMENT ADVISER - DJG VALUE EQUITY FUND
                                                      David J. Greene & Company
F. Daniel Prickett                                    599 Lexington Avenue
Chairman of the Board, President and Director         New York,  New York 10022

Edward J. Landau                                      INVESTMENT ADVISER - ALL OTHER VIF FUNDS
Director                                              OFFITBANK
                                                      520 Madison Avenue
The Very Reverend                                     New York, New York 10022-4213
James Parks Morton
Director                                              INVESTMENT SUB-ADVISER -VIF- U.S. SMALL CAP FUND
                                                      Evergreen Investment Services, Inc.
Stephen M. Peck                                       200 Berkeley Street
Director                                              Boston, MA  02116

Vincent M. Rella                                      DISTRIBUTOR
Secretary & Treasurer                                 OFFIT Funds Distributor, Inc.
                                                      3200 Horizon Drive
David C. Lebisky                                      King of Prussia, PA  19406
Assistant Secretary
                                                      ADMINISTRATOR
                                                      PFPC Inc.
                                                      103 Bellevue Parkway
                                                      Wilmington, DE 19809

                                                      TRANSFER AND DIVIDEND DISBURSING AGENT
                                                      PFPC Inc.
                                                      400 Bellevue Parkway
                                                      Wilmington, DE 19809

                                                      CUSTODIAN
                                                      The Bank of New York
                                                      15 Broad Street, 7th Floor
                                                      New York, New York 10286

                                                      LEGAL COUNSEL
                                                      Kramer, Levin, Naftalis & Frankel LLP
                                                      919 Third Avenue
                                                      New York, New York 10022

                                                      INDEPENDENT AUDITORS
                                                      KPMG LLP
                                                      757 Third Avenue
                                                      New York, NY  10017

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objective and policies, charges, expenses and other data. Please read the prospectus carefully before you investor send money

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                         400 BELLEVUE PARKWAY, SUITE 108
                              WILMINGTON, DE 19809
                                 (800) 618-9510